As filed with the Securities and Exchange Commission on June 22, 2010
Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☑
(Check appropriate box or boxes)

Pre-Effective Amendment No.   ☐
Post-Effective Amendment No.  ☐

AGE REVERSAL, INC.
(Exact name of Registrant as specified in charter)

1226 Colony Plaza
Newport Beach, California 92660
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code:
(949) 706-2468

David A. Kekich
Chief Executive Officer
Age Reversal, Inc.
1226 Colony Plaza
Newport Beach, California 92660
(Name and address of agent for service)

COPIES TO:

Steve Anapoell, Esq.
Chris Y. Chen, Esq.
Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, California 92612
(949) 732-6500

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering Price	Aggregate	Registration
Being Registered	Registered(1)	Per Unit(1)	Offering Price(1)	Fee(1)
Common Stock, $0.001 par value per share			$20,000,000	$1,426

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not a solicitation of any offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 22, 2010

PRELIMINARY PROSPECTUS

           Shares

Common Stock
$      per share

We are a newly-formed, externally-managed, closed-end, non-diversified, management investment company that intends to file and election to be regulated as a business development company under the Investment Company Act of 1940, as amended, prior to consummating this offering. Our investment objective is to generate both current income and capital appreciation through convertible debt and equity investments. Age Reversal Management, LLC will serve as our investment adviser and will also provide us with the administrative services necessary for us to operate.

We intend to invest primarily in common stock and preferred stock convertible into common stock, as well as secured debt securities convertible into common stock issued by U.S.-based, privately-held life sciences companies at all stages of development from seed and emerging growth to expansion and established stages of development. We also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution as well as lower middle market companies. We intend to source our investments through our principal office located in Newport Beach, California.

This is our initial public offering and our shares have no history of public trading. We are offering [     ] shares of common stock through our representatives on a best efforts basis. We anticipate that the initial public offering price will be between $     and $      per share.

We presently intend to seek a listing of our shares of common stock on the Nasdaq Capital Market within six months after completion of this offering. If we are unable to obtain such a listing on the Nasdaq Capital Market within our proposed timeframe, we will instead seek to have our shares of common stock quoted on the Over-the-Counter Bulletin Board, or “OTC Bulletin Board,” until such time as we are able to obtain a Nasdaq Capital Market listing for our shares. However, we cannot provide you with any assurance that we will be successful in obtaining a listing of our shares on the Nasdaq Capital Market or the OTC Bulletin Board in the manner or within the timeframe we propose, if at all. As a result, if you purchase shares you may have limited liquidity for a substantial period of time.

Investing in our common stock involves risks. See “Risk Factors” beginning on page 13. Shares of closed-end investment companies, which are structured similarly to us, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, the risk of loss for purchasers in this offering may increase. Purchasers in this offering will experience immediate dilution. See “Dilution” for more information.

This prospectus contains important information that you should know before investing in our common stock and should be retained for future reference. Upon completing this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information will be available free of charge through our website at www.[ ].com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)

Public Offering Price
Proceeds to Age Reversal, Inc. (before expenses)(2)

(1)	Assumes all shares are sold at the initial offering price per share.

(2)	We estimate that we will incur expenses of approximately $ in connection with this offering. Stockholders will indirectly bear such expenses as investors in Age Reversal, Inc.

The date of this prospectus is          , 2010.

You should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

AGE REVERSAL, INC.

Until          , 2010 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the entire prospectus carefully, including “Risk Factors” and the documents to which we have referred.

In this prospectus, unless otherwise indicated, the terms “Company”, “we”, “us” and “our” refer to Age Reversal, Inc., and the terms “Age Reversal Management” or “investment adviser” refer to Age Reversal Management, LLC.

Age Reversal, Inc.

We are a newly-formed, externally-managed, non-diversified, closed-end, management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. We were incorporated on February 22, 2010, under the laws of the State of Maryland. We were formed for the purpose of investing in, and fostering the growth of, life sciences companies engaged in the development and commercialization of technologies, products, or expertise that combat aging-related diseases and support the potential to extend the human lifespan. We intend to support the development of these lifespan technologies through targeted investments and the provision of infrastructure and advisory services to our portfolio companies, as needed, in the areas of corporate and financial management, organizational and personnel development, and product and service commercialization. Age Reversal Management, LLC, a Delaware limited liability company, will serve as our investment adviser and will also provide us with the administrative services necessary for us to operate.

Our investment objective is to maximize our portfolio’s capital appreciation while generating current income from our equity and debt investments. We intend to invest principally in equity and debt securities of life sciences companies at various stages of development, with an emphasis on early stage companies. We expect that 60% of our investments will be in early and seed stage companies, 30% in development stage companies, and 10% in companies at the growth and expansion stage. Our initial investments will generally range in size from $500,000 to $5 million, with follow-on investments ranging from $2 million to $10 million. The primary emphasis of our investment objective is to achieve long-term capital appreciation through our equity investments, including through the conversion of convertible preferred stock or the convertible debt we will seek to acquire in our portfolio companies. We also anticipate that a significant portion of our investments at any time will include a component of interest or dividends, which we believe will generate current income for us.

We believe we are the only publicly traded business development company focusing its investments exclusively in life sciences companies engaged in the development of technologies, products, or expertise designed to extend the human lifespan. As a venture capital company, we make it possible for our investors to participate at an early stage in this emerging field, particularly while many companies commercializing and integrating products enabled by these technologies are still private. By making investments in companies that control intellectual property relevant to technologies and products designed to extend the human lifespan, our goal is to build a portfolio that we believe will ultimately have the capability of intervening in the human aging process.

To the investor, we offer:

•	A portfolio consisting of investments that are generally available only to a small, highly specialized group of professional venture capital firms as investors;

•	A team of professionals to evaluate and monitor investments. These professionals have expertise in venture capital investing, intellectual property and life sciences;

•	The opportunity be among the first in the world to have access to some of the most promising independent and university based research as well as products and services that may potentially have lifespan extending effects;

•	Through the ownership of our publicly traded shares, a measure of liquidity not typically available in underlying venture capital portfolio investments; and

•	Transparency resulting from requirements to make certain public disclosures about our investments.

We have no operating history. At this time, we do not have any arrangements, agreements or commitments to make an investment in a portfolio company. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Private Issuances of Securities

On February 22, 2010, upon our formation, we issued to LifeEx Technologies, LLC, a California limited liability company, 100,000 shares of our common stock for an aggregate purchase price of $1,000 as our initial capital. LifeEx Technologies is the sole member of Age Reversal Management, our investment adviser, and is controlled by David Kekich, our President, Chief Executive Officer, Treasurer and Chairman of the Board.

On April 24, 2010, we completed the final closing of a private placement in which we issued an aggregate of 1,000,000 shares of our common stock. We raised $2,000,000 in gross proceeds. We did not pay any commissions in connection with the private placement. Pursuant to our Common Stock Purchase Agreement with the investors, we agreed to file a registration statement on Form N-2, of which this prospectus is a part, within 60 days of the final closing. In the event we abort the initial public offering, we agreed to return to the private placement investors any net proceeds from the private placement that have not been used or reserved to pay our expenses.

As of the date of this prospectus, a total of 1,100,000 shares of our common stock are issued and outstanding. Mawkin, LLC, a Washington limited liability company, a company in which one of our directors, James Culbertson, is the sole member, owns 250,000 shares of our common stock, representing approximately 22.7% of our issued and outstanding shares. Life Extension Foundation, a non-profit research organization, owns 250,000 shares of our common stock, representing approximately 22.7% of our issued and outstanding shares. William Faloon, a member of our Board of Directors, is one of the founders and principals of Life Extension Foundation. See “Control Persons and Principal Stockholders.”

All of the stock issuances described above were exempt from registration under Rule 506 of Regulation D and under Section 4(2) of the Securities Act of 1933, as sales not involving a public offering.

About Age Reversal Management, LLC

Our investment activities are managed by Age Reversal Management, LLC, a Delaware limited liability company formed in March, 2010. Age Reversal Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Our investment adviser is led by David A. Kekich, its Managing Member and our President, Chief Executive Officer, Treasurer and Chairman of the Board. The senior investment team at Age Reversal Management is currently comprised of Mr. Kekich and Michael Jacobsen.

Age Reversal Management is a management team of successful individuals who are both investors as well as entrepreneurs, with a strong venture capital track record in the commercial life sciences sector. Our investment adviser’s principals have collectively developed an extensive network of contacts among the anti-aging life sciences community to provide us with our principal source of investment opportunities. We expect to benefit from our investment adviser’s strengths in management, business development, and financing early stage companies to identify attractive investment opportunities, evaluate and conduct due diligence on prospective investee companies, negotiate terms and structure the investment transactions, manage and monitor our portfolio investments, and continuously participate in the development and oversight of the commercialization of our portfolio companies’ technologies and expertise.

Investment Strategy

We intend to implement the following strategies to take advantage of the market opportunity for providing capital to life sciences companies: (i) make targeted investments in prospective companies identified by our investment adviser as having potential for significant appreciation; (ii) diversify our portfolio with investments structured with components that generate current yield, such as interest or dividend; and (iii) actively and continuously participate in the business and development of our portfolio companies.

Deal Sourcing.  We believe that the combined experience of our investment adviser’s investment professionals will provide us with access to investment opportunities. Investment proposals may come to the attention of our investment adviser from many sources, including prior deal participants, prospective management teams, entrepreneurs, industry organizations, corporate development professionals, financial institutions, high net worth and institutional investors and service professionals, and the scientific and medical community. This collection of business, financial, and technical advisers also increases the network of potential opportunities and deals for our company. We also expect to receive deal referrals from strategic advisers, industry consultants, industry analysts, portfolio company managers, finders, lawyers, accountants and investment bankers.

Evaluation of Investment Opportunities.  Prospective investments will be evaluated by our investment adviser based upon the selection criteria established by its investment team from time to time. The following are typical of the criteria that will be utilized by our investment adviser to analyze prospective investee companies:

•	A competent management team with expert knowledge of its business and the ability to work well together and direct a rapidly growing company. Where capable management does not exist but other basic criteria are in place, representatives and other professionals delegated by our investment adviser may assume a significant role in identifying the necessary managerial talent that would be hired before an investment would be made. Investments may be made in early stage technology development as well as in more mature companies.

•	A market characterized by a favorable relationship among the variables of size, growth potential, geography, timing and competitive factors.

•	Innovative products or services, proprietary technology, specialized expertise or maturing technologies that may have a competitive advantage or head start entering the market and with the potential to extend human lifespan.

•	Ability of our company to obtain an investment position that will allow us, either alone or in cooperation with other outside funds, to influence the selection of management and the strategic direction of the company.

Structure of Investments.  Our venture capital investments will typically be structured in negotiated, private transactions directly with the issuer. The securities acquired will primarily be common stock and preferred stock convertible into common stock, as well as secured debt securities convertible into common stock, but may also include a combination of equity and debt securities and warrants, options, and other rights to acquire such securities, or limited partnership or joint venture interests. We may also make bridge loans to investee companies to address temporary cash flow shortfalls.

In addition to structuring the transaction in terms of price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, we will seek to negotiate into the structure provisions providing our involvement in the investee company’s business and liquidity, including terms and provisions such as pre-emptive rights, board representation, anti-dilution protection, and protective and voting rights. In cases where we are investing in promising technologies with incomplete or weak management teams and/or incomplete business plans, we will endeavor to negotiate rights to build or strengthen management teams, complete the business plans and generally incubate the companies.

Follow-On Investments.  After the initial investment, we anticipate that we will typically provide additional or follow-on financings for an investee company. Follow-on investments may be made pursuant to rights to acquire additional securities or otherwise to increase our ownership position in a successful or promising portfolio company. We may also be called upon to provide follow-on investments for a number of other reasons, including providing additional capital to a portfolio company to implement its business plan, to validate the technological proof-of-principle, to procure intellectual property positions, to support research and development, to create infrastructure and business development, or to prepare the company for becoming a publicly traded company and meeting its corporate governance and eligibility requirements.

Average Investment.  The amount of investment committed to a portfolio company and the ownership percentage received will vary depending on the maturity of the company, the quality and completeness of the management team, the perceived business opportunity, the capital required compared to existing capital, and the potential return. Although investment amounts will vary considerably, we expect that the average investment (including follow-on investments) will be between $500,000 and $10 million. We intend to diversity our portfolio investments such that no one portfolio company will constitute more than 7.5% of our capital.

Co-Investments.  Although we will make capital investments as a sole investor, particularly in initial investments in early stage companies, and will generally seek to be a lead investor in our portfolio companies, we may from time to time seek other professionally managed venture capital groups to serve as either a lead or co-investor. We may also seek to co-invest with other professionally managed venture capital groups in such group’s existing or new investments. While co-investing may be a minor component of our overall investment strategy, we believe it is an integral component as well. Co-investment opportunities provide us with three principal benefits. First, they provide a meaningful increase in quality deal flow. Second, they allow us to leverage the expertise and resources of other venture groups. Third, co-investment allows us to more effectively spread risk in situations where there is a significant increase in quality deal flow, the larger number of portfolio companies in which we may have invested and the ability to provide additional capital to existing portfolio companies.

Active and Continuous Participation.  Once an investment is made, success often depends on the venture capital investors having an active and significant participation and influence on major business decisions. Representatives of the investment managers will frequently serve as members of the boards of directors of the portfolio companies. This board representation, along with the venture capital investor’s close working relationships with the portfolio company’s management team, typically enables the investor to exercise significant influence and management assistance with respect to such matters as capital structure, budgets, profit goals, business strategy, financing requirements, management additions and replacements, and disposition strategy. In addition to the monitoring and participation typically engaged by traditional venture capital companies, we intend, where necessary, to provide infrastructure advisory services to our portfolio companies by delivering access to appropriate research universities and non-profit organizations, collaborative technologies, and service organizations such as lawyers for corporate and intellectual property advice and accountants.

Exit Strategy.  We will seek to exit most of our investments in portfolio companies in four to eight years after the initial investment, depending on the circumstances specific to a given company. We intend to capitalize on the most prudent exit alternative to maximize capital appreciation and value to our shareholders. Our equity interests will generally be illiquid until the occurrence of certain liquidity events by the portfolio company, such as out-licensing, initial public offering, or a merger or other sale of the portfolio company.

Market Opportunity

We will invest exclusively in life sciences companies with potential for commercializing products and services for the “lifespan” market, or the group of health care products and services that focus on extending the healthy portion of the human lifespan and combating aging-dependent diseases and conditions. Our decision to concentrate investment in the lifespan life sciences field is supported by demographic evidence that an increasing proportion of the country’s population is attaining the age of 65 and beyond. However, the market for aging-related products and services is not limited to the over-65 generation.

The lifespan market is driven by three broad overlapping groups of consumers:

•	Consumers who purchase preventive products and services, or those that promise to delay or reduce the future effects of aging-dependent diseases and conditions. Although the over-65 generation represents a large portion of this market, expenditures for these types of products often begin when consumers reach their mid-30s. As consumers attain the age of 30-35, they begin to realize their potential to develop age-related diseases. Early indicators of arthritis, inability to mend strains and muscle pulls as quickly, and diminishing visual acuity signal what is anticipated as the normal aging process. Such signals often trigger this relatively young age group to begin exploring and studying preventative products and services that have the potential to delay such maladies.

•	Consumers who spend on products and services to treat a previously diagnosed aging-dependent disease. Once an age-dependent disease is identified, the consumer utilizes a variety of professional and independent methods to cure or treat the symptoms. While the expenditures on diagnosed age-related diseases certainly accelerates over the age of 65, a relatively high percentage of deaths among those in their middle years are due to age-dependent diseases as well. For example, heart disease and cancer accounted for more than 55 percent of the 2006 deaths among 45-64 year olds, based on data provided by CDC’s National Vital Statistics Reports for 2006. While many types of heart disease and cancer are considered age dependent, they can present themselves when consumers are middle-aged, triggering further diagnostic treatment, interventional surgery, and a variety of other medical, lifestyle and dietary changes.

•	Consumers who invest in products and services designed to cure or reverse the deleterious effects of aging. Until recently, curing or reversing the deleterious effects of aging was wishful thinking. However, rapidly advancing medical science is now making it possible to reverse at least some of the signs of aging. For example, a number of heart procedures, including heart (and other organ) transplants give many patients new leases on life. Cochlear implants and laser surgery aid the hearing and vision impaired. Eye surgeries reverse macular degeneration and cataracts. Joint replacements using space-age materials allow the lame to walk and function normally. The stem cell industry sees rapid miraculous advances. And we are witnessing regular breakthroughs that promise cures for many forms of cancer. New drugs and nutraceuticals are finally showing promise to extend human healthspans.

Our Business Strategy and Competitive Advantages

While financial infusion is critical to encourage maturing and commercializing the lifespan technologies of our targeted portfolio companies, we have adopted a strategy of catalyzing collaborative interaction among our portfolio companies, which we believe will accelerate the process of transitioning products into the lifespan market. Our strategy to achieve our investment objective incorporates the following key elements and competitive advantages:

•	Emphasis on Technology Transfer. We intend to leverage our extensive network of research institutions, non-profit organizations, and the life sciences technology community to identify the best qualifying opportunities, and then to relocate their central operations to appropriate sites.

•	Association with Consortium Innovation Centers. We intend to leverage our relationship with Consortium Innovation Centers (CIC) in Southern California, which consists of preeminent technology accelerators in the United States, to facilitate on-going grooming of our investment opportunities. This allows us to augment each opportunity with a virtual team of prominent management expertise by its pro bono sponsors in the areas of Big-4 accounting, legal services and governance, executive recruitment, risk management, and other professional services in order to optimize portfolio selections as the highest-value “investable” opportunities.

•	Active and Continuous Participation. We intend to set forth a requirement that all investees allow us to assume an active role in their companies, including oversight management activities. We intend to assume an active management role in all of our portfolio companies. For well structured companies with strong management, this may be as simple as having board representation. At the other extreme, where we invest in a promising age-reversal technology, we are prepared to build the management team and to provide strategic advice and operational management of the company through the managers we appoint.

•	Non-Controlling, Minority Investments. We intend to make non-controlling, minority investments in most of our portfolio companies. This allows the entrepreneurs and investors to retain more of the company, and we believe this makes us a more attractive source of capital in comparison to private equity and venture capital funds that typically require controlling investments.

Liquidity Strategy

We presently intend to seek the listing of our shares of common stock on the Nasdaq Capital Market within six months after the conclusion of this offering. However, we cannot provide you with any assurance that we will be successful in obtaining a listing of our shares on the Nasdaq Capital Market in the manner or within the timeframe we propose, if at all. Specifically, we may fail to meet the applicable standards for listing on the Nasdaq Capital Market, as a result of insufficient assets, revenue, net income or record holders, among other things. In the event we do not qualify for, or are unable to obtain, a listing on the Nasdaq Capital Market within our proposed timeframe, we will instead seek to have our shares quoted on the Over-the-Counter Bulletin Board, or “OTC Bulletin Board,” until such time as we are able to obtain a Nasdaq Capital Market listing for our shares. Although we anticipate meeting the requirements to have our shares quoted on the OTC Bulletin Board within six months of completion of this offering, we cannot assure you that we will be successful in obtaining such a listing within that timeframe, if at all. Securities traded on the OTC Bulletin Board also generally have a less liquid market than those traded on the Nasdaq Capital Market or other national securities exchanges. Additionally, our Board of Directors retains the discretion to postpone a listing on either the Nasdaq Capital Market or the OTC Bulletin Board if it determines such a listing is not in the best interests of Age Reversal and our stockholders, though we would expect such a postponement to occur only in the event of extraordinary market or economic turmoil. As a result, if you purchase shares you may have limited liquidity for a substantial period of time, and we cannot provide you with any assurance regarding when or if our shares will be accepted for listing or quotation on the Nasdaq Capital Market or the OTC Bulletin Board. Additionally, we can provide you with no assurance that, even if our shares are listed on the Nasdaq Capital Market or the OTC Bulletin Board, an active trading market for our shares will develop.

Risk Factors

An investment in our common stock involves a high degree of risk and should be considered highly speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

•	Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions make it more difficult for us to achieve our investment objective, particularly as they may have an even greater impact on the life sciences companies we intend to target. This may adversely affect the financial condition and operating results of certain life sciences companies in which we may invest, as well as reduce the availability of attractive life sciences targets for potential investment.

•	We are currently in a period of capital markets disruption and recession and we do not expect these conditions to improve in the near future. These conditions may have a more severe impact on life sciences companies, which may adversely affect our portfolio companies and reduce the number of potential life sciences company investments that meet our investment criteria.

•	We have not yet identified the portfolio companies in which we may invest the net proceeds of this offering and, as a result, we may be deemed to be a “blind pool” investment company until such time as we begin making investments in portfolio companies.

•	The potential for Age Reversal Management to earn incentive fees under our investment advisory agreement may create incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case, and Age Reversal Management may have an incentive to increase portfolio leverage in order to earn higher base management fees.

•	Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of losses suffered by a few of these investments.

•	We expect to concentrate our investments in life sciences companies, which are subject to many risks, including periodic downturns.

•	The lack of liquidity in our investments may adversely affect our business, and will delay distributions of gains, if any.

•	We are a recently-formed company with no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.

•	We will be dependent upon key management personnel of Age Reversal Management, our investment adviser, for our future success, particularly David Kekich and Michael Jacobsen. If we lose any member of Age Reversal Management’s senior management team, our ability to implement our business strategy could be significantly harmed.

•	Our investment adviser and its management have no prior experience managing a business development company.

•	Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks and may result in dilution to our current stockholders.

•	Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

•	Our ability to grow will depend on our ability to raise capital.

•	If we borrow money, which we currently do not intend to do, the potential for gain or loss on amounts invested would be magnified and may increase the risk of investing in us.

•	Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

•	We will operate in a highly competitive market for investment opportunities.

•	A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

•	Even in the event the value of your investment declines, the base management fee and, in certain circumstances, the incentive fee will still be payable.

•	We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

•	There is a risk that you may not receive dividends or that our dividends may not grow over time.

•	We are unlikely to generate capital gains during our initial years of operation, and thus our distributions, if any, during that period will likely be limited primarily to interest and preferred dividends earned on our initial and follow-on investments prior to conversion thereof.

•	Our quarterly and annual operating results will be subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

•	We are subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments.

•	There are significant potential conflicts of interest which could impact our investment returns.

•	Our Board of Directors may be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

•	Age Reversal Management and its affiliates, including some of our officers and directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

•	Changes in laws or regulations governing our operations may adversely affect our business.

•	Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

•	Our investment adviser can resign on 120 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

•	To the extent that we do not realize income or choose not to retain after-tax realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

•	As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•	The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time.

•	There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on the Nasdaq Capital Market or the OTC Bulletin Board within our proposed timeframe. As a result, it may be difficult for you to sell your shares.

•	The purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.

•	This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

See “Risk Factors” beginning on page 13, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

We are a newly-formed Maryland corporation that is an externally managed, non-diversified closed-end management investment company that intends to elect to be treated as a business development company under the 1940 Act prior to consummation of this offering. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments, including before we have fully invested the proceeds of this offering. Additionally, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by Age Reversal Management and supervised by our Board of Directors. Age Reversal Management is an investment adviser that intends to register under the Investment Advisers Act of 1940, as amended, or the Advisers Act, prior to consummation of this offering. Under the Amended and Restated Investment Advisory and Administrative Services Agreement we entered into with Age Reversal Management, which we refer to our investment advisory agreement, we have agreed to pay Age Reversal Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. Additionally, we agreed to reimburse Age Reversal Management for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the investment advisory agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Amended and Restated Investment Advisory and Administrative Services Agreement.”

Age Reversal Management is controlled by its Managing Member, David A. Kekich, our President, Chief Executive Officer, Treasurer and Chairman of the Board.

Our Corporate Information

Our principal executive offices are located at 1226 Colony Plaza, Newport Beach, California 92660, and our telephone number is (949) 706-2468. We maintain a website on the Internet at www.[ ].com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

Common Stock Offered by Us	shares.

Common Stock to be Outstanding Immediately After this Offering	shares.

Proposed [NASDAQ Capital Market symbol]	TBD

Use of Proceeds	We estimate that we will receive net proceeds from our sale of shares of common stock in this offering of approximately $ , assuming an initial public offering price of $ per share. We plan to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential investments, from the net proceeds of this offering.

Pending such investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. See “Use of Proceeds.” The management fee payable to Age Reversal Management by us will not be reduced while our assets are invested in such securities.

Distributions	In connection with certain RIC requirements described below in “Taxation,” we intend to distribute quarterly dividends to stockholders beginning with our first full quarter after the completion of this offering. Our quarterly distributions, if any, will be determined by our Board of Directors.

Lock-up Agreements	None.

Taxation	We intend to elect to be treated, and intend to qualify, as a RIC under Subchapter M of the Code commencing with our taxable year ending on December 31, 2010. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees; Reimbursement	Under our investment advisory agreement, Age Reversal Management is entitled to a fee consisting of two components — a base management fee and an incentive fee based upon our net realized capital gains. The base management fee will be payable to Age Reversal Management even if we have not yet fully invested the proceeds of this offering in accordance with our investment objective, which may take up to twelve to thirty-six months after completion of this offering. The base management fee will be payable monthly in arrears, and will be calculated at an annual rate of 2% of our gross assets, inclusive of any borrowings for investment purposes.

The incentive fee will be determined and payable in arrears as of the end of each calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from our inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Amended and Restated Investment Advisory and Administrative Services Agreement.”

Age Reversal Management will be reimbursed for administrative expenses it incurs on our behalf pursuant to our Investment Advisory Agreement, including the allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer

and their respective staffs. See “Amended and Restated Investment Advisory and Administrative Services Agreement.”

Unless the context otherwise requires, the number of shares of our common stock to be outstanding immediately following the completion of this offering is based on the number of shares outstanding as of          , 2010 and assumes the issuance of           shares of our common stock in this offering at the initial public offering price of $     .

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear, directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Age Reversal, Inc.,” or that “we” will pay fees or expenses, you will bear indirectly such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Offering expenses borne by us (as a percentage of offering price)		%(1)
Dividend reinvestment plan expenses	None	(2)
Total stockholder transaction expenses (as a percentage of offering price)		%

Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee		%(3)
Incentive fees payable under our investment advisory agreement		%(4)
Other expenses (estimated)		%(5)
Total annual expenses (estimated)		%(6)

(1)	Amount reflects estimated offering expenses of approximately $ .

(2)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(3)	Our base management fee under the Amended and Restated Investment Advisory and Administrative Services Agreement is based on our gross assets. Our investment adviser has agreed to delay a portion of the base management fee payable equal to 0.5% of our gross assets until we have completed at least one investment in a portfolio company consistent with our investment strategies described in this prospectus.. As a result, we will accrue the delayed portion of our base management fee for accounting purposes, but will not actually pay that amount to our investment adviser until we begin making investments in portfolio companies. See “Amended and Restated Investment Advisory and Administrative Services Agreement.”

(4)	We anticipate that we will begin to make investments in portfolio companies using the net proceeds received from this offering as soon as practicable after receiving. However, we anticipate that it will take us up to twelve to thirty-six months to invest substantially all of the net proceeds of the offering in accordance with our investment strategy, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. As a result, we do not anticipate paying any incentive fees in the first year after completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains upon the sale of our equity investments in our portfolio companies. The incentive fee will equal 20.0% of our realized capital gains, if any, on a cumulative basis from our inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. The incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of our investment advisory agreement, as of the termination date). See “Amended and Restated Investment Advisory and Administrative Services Agreement.”

(5)	We do not currently anticipate incurring indebtedness on our portfolio. We also do not currently anticipate issuing any preferred stock.

(6)	We anticipate that we will begin to make investments in portfolio companies using the net proceeds received from this offering as soon as practicable. However, we anticipate that it will take up to twelve to thirty-six months to invest substantially all of the net proceeds of the offering in accordance with our investment strategy, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Therefore, for purposes of this calculation, we have assumed that all of the net proceeds of our initial private placement and this offering will be invested in for the entire year for which our annual fees and expenses are calculated above.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our investment advisory agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, results of operations and financial condition could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We have no operating history upon which you can evaluate our company, and we are subject to the business risks and uncertainties associated with any new business.

We were incorporated on February 22, 2010, and we have no operating history upon which you can evaluate our business and prospects. We are subject to all of the business risks and uncertainties associated with any new business, including the fact that we do not have any historical financial statements to provide you and the risk that we will not achieve our investment objective. Although we anticipate that it may take twelve to thirty-six months to invest substantially all of the net proceeds of the offering in our targeted investments, we may not be able to identify and fund investments that meet our criteria in a timely manner, or if at all. If we are not successful in achieving our investment objective and implementing our business strategy, the value of your investment could decline substantially or become worthless.

We will be dependent upon key personnel of Age Reversal Management, our investment adviser, for our future success. If we lose any member of Age Reversal Management’s senior management team, particularly David Kekich, our ability to implement our business strategy could be significantly harmed.

We will depend on the members of our investment adviser’s senior management, particularly David Kekich, our President, Chief Executive Officer, Treasurer and Chairman, as well as the other key personnel of Age Reversal Management for the identification, evaluation, final selection, structuring, and monitoring of our investments. These individuals have critical industry experience and relationships that we will rely on to implement our business plan. If we were to lose the services of Mr. Kekich or any of the other members of Age Reversal Management’s senior management team, we may not be able to operate our business as we expect, and our ability to compete could be significantly harmed, either of which could cause our business, results of operations and financial condition to suffer. The departure of any of these key personnel could have a material adverse effect on our ability to achieve our investment objective. While we expect that the members of our senior management team to devote a majority of their business time to our operations, we have not, and presently do not expect to, enter into employment contracts with Mr. Kekich.

Our investment adviser and its management have no prior experience managing a business development company.

The senior investment professionals of Age Reversal Management have no prior experience managing a business development company, and the investment philosophy and techniques used by Age Reversal Management to manage our company may differ from the venture capital and other private investments with which Age Reversal Management’s senior investment professionals have experience. In addition, the 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of eligible portfolio companies, cash, cash equivalents, U.S.-government securities and other high quality debt investments that mature in one year or less. These constraints may hinder our investment adviser’s ability to take advantage of attractive investment opportunities that may further our investment objective. Accordingly, we caution you that our investment returns could be substantially lower than the returns achieved by such other companies.

Our business model depends to a significant extent upon our investment adviser’s referral relationships. If our investment adviser is unable to develop new or maintain existing relationships, or if these relationships fail to generate investment opportunities, our business could be materially and adversely affected.

We will depend on our investment adviser’s referral relationships to generate investment opportunities. For us to achieve our business objectives, members of our investment adviser will need to maintain its relationships with venture capital and private equity firms and management teams and legal firms, accounting firms, investment banks and other lenders, and we will rely to a significant extent upon these relationships to provide us with investment opportunities. If they fail to maintain their existing relationships or develop new relationships with other firms or sources of investment opportunities, we may not be able to grow our investment portfolio and achieve our investment objective. In addition, persons with whom we or our investment adviser have informal relationships are not obligated to inform us of investment opportunities and therefore such relationships may not lead to the origination of portfolio company investments.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

Upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly increase our costs of doing business and correspondingly decrease our operating flexibility.

If we do not manage our future growth effectively, we may be unable to achieve our investment objective, which could have a material adverse effect on our business, results of operations and financial condition.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, finance, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s proper structuring and implementation of the investment process, its ability to identify and evaluate companies that meet our investment criteria, its ability to provide competent, attentive and efficient services to us, and our access to financing on acceptable terms. The senior investment professionals of Age Reversal Management will have substantial responsibilities under our investment advisory agreement with Age Reversal Management. These demands on their time may distract them or slow the rate of investment. In order to grow, we and our investment adviser may need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, results of operations and financial condition.

Our ability to grow will depend on our ability to raise capital.

We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

If we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from this offering will be used for our investment opportunities, operating expenses and for payment of various fees and expenses, such as investment advisory fees payable to Age Reversal Management, our investment adviser. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. In the event that we develop a need for additional capital in the future for investments or for any other reason, there is no guarantee that these sources of funding may be available to us, and if they are, that they will be available to us on favorable or acceptable terms. If we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve our investment objective, which may negatively impact the results of our operations and reduce our ability to make distributions to our stockholders.

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. The necessity of raising additional capital as a business development company may expose us to risks and may result in dilution to our stockholders.

Although we do not presently anticipate issuing debt to finance our investments, we may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we will be permitted, as a business development company, to issue such senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, issuing senior securities would also expose us to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or options, warrants or rights to acquire our common stock at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you will likely experience dilution.

Although we do not currently intend to do so, if we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. Although we do not presently intend to do so, if we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

We will operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in our company could decline.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies in the life sciences industry. We compete with other business development companies and a large number of venture capital and private equity firms, as well as other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us, and we may lose prospective portfolio companies if we do not match our competitors’ pricing, terms and structure. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships than us and build their market shares. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company or that the Code will impose on us as a RIC. Accordingly, there can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations.

If we are unable to satisfy the requirements under the Code for qualification as a regulated investment company, or “RIC,” we will be subject to corporate-level federal income tax.

To qualify as a RIC under the Code, we must meet certain source of income, diversification and distribution requirements contained in Subchapter M of the Code and maintain our election to be regulated as a business development company under the 1940 Act. The source of income requirement is satisfied if we derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures or forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership.” The status of certain forms of income we receive could be subject to different interpretations under the Code and might be characterized as non-qualifying income that could cause us to fail to qualify as a RIC and, thus, may cause us to be subject to corporate-level federal income taxes. The annual distribution requirement for a RIC is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we borrow money, we may be subject to certain asset coverage ratio requirements under the 1940 Act and loan covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of RIC status. Because most of our investments will be in early stage and development stage companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we raise additional capital to satisfy the asset diversification requirements, it could take a longer time to invest such capital. During this period, we will invest in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies.

If we were to fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level federal income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders, and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. See “Material U.S. Federal Income Tax Considerations.”

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the original issue discount that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement applicable to RICs.

Accordingly, we may need to sell some of our assets at times that we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that we believe are necessary or advantageous to our business) in order to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources to satisfy the annual distribution requirement, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax on all our income. See “Material U.S. Federal Income Tax Considerations.”

We are unlikely to generate capital gains during our initial years of operation, and thus our distributions, if any, during that period will likely be limited primarily to interest and preferred dividends earned on our convertible debt and convertible preferred investments prior to conversion thereof.

We expect to have an average holding period for our portfolio company investments of four to six years. As such, it is unlikely we will generate any capital gains during our initial years of operations. In the event we do declare payment of dividends in our initial years of operation, we are thus likely to pay dividends primarily from interest and preferred dividends we receive from our convertible debt and convertible preferred investments prior to our conversion thereof. However, our ability to pay dividends in our initial years of operation will be based on our ability to invest our capital in suitable portfolio companies in a timely manner. In addition, the life sciences companies in which we intend to invest are generally more susceptible to economic downturns than larger operating companies, and therefore may be more likely to default on their payment obligations to us during recessionary periods, including the current economic environment. Any such defaults could substantially reduce our net investment income available for distribution in the form of dividends to our stockholders.

Our operating results will be subject to fluctuation as a result of the nature of our business.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including the interest rates and dividend rates payable on our debt securities and preferred stock investments, respectively, the default rate on any such securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, and the degree to which we encounter competition in our markets and general economic conditions. Due to these factors, results for any period should not be relied upon as being indicative of performance in future periods. In addition, the currently prevailing negative economic conditions may cause such default rates to be greater than they otherwise would be during a period of economic growth.

There are significant potential conflicts of interest that could impact our investment returns.

As a result of our arrangements with our investment adviser, there may be times when our investment adviser will have interests that differ from those of our stockholders, giving rise to a potential conflict of interest that could have a material adverse effect on our business, results of operations and financial condition. Our executive officers and directors, as well as the current and future executives and employees of Age Reversal Management, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of our stockholders. In addition, Age Reversal Management may manage other funds in the future that may have investment objectives that are similar, in whole or in part, to ours. In such a circumstance, we may not be given the opportunity to participate in certain investments made by investment funds managed by Age Reversal Management or we may co-invest with such funds. However, in the event such conflicts do arise in the future, Age Reversal Management intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Age Reversal Management.

We pay management and incentive fees to our Age Reversal Management as our investment adviser and reimburse Age Reversal Management for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. The incentive fee payable by us to Age Reversal Management may create an incentive for Age Reversal Management to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangements. In addition, we will pay Age Reversal Management our allocable portion of overhead and other expenses incurred by Age Reversal Management in performing its obligations under the administration agreement, including our allocable portion of the cost of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. These arrangements may create conflicts of interest that our Board of Directors must monitor.

Even in the event the value of your investment declines, the base management fee and, in certain circumstances, the incentive fee will still be payable.

The base annual management fee will be calculated as 2.0% of the value of our gross assets at a specific time. Accordingly, the management fee is payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, the incentive fee payable to our investment adviser is calculated annually based upon our realized capital gains, computed net of realized capital losses and unrealized capital depreciation on a cumulative basis. As a result, we may owe our investment adviser an incentive fee during one year as a result of realized capital gains on certain investments, and then later incur significant realized capital losses and unrealized capital depreciation on the remaining investments in our portfolio during subsequent years.

Our Board of Directors may change our operating policies and strategies, including our investment objective, without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company without obtaining stockholder approval. In addition, until the shares of our common stock are qualified as “covered securities” within the meaning of Section 18 under the Securities Act, in the event that our common stock is listed on the Nasdaq Capital Market or a similar national securities exchange or otherwise, we may not change our investment objective without first receiving stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Our Board of Directors may be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law, our Board of Directors is permitted to reclassify any authorized but unissued shares of common stock into one or more classes of preferred stock. If the Board of Directors undertakes such a reclassification, it is required to file Articles of Incorporation Supplementary, which include, among other things, a description of the stock and a statement that the stock has been reclassified by the Board of Directors under authority contained in the charter. The Board of Directors is not required to make a specific finding prior to approving a reclassification, though we would generally expect the Board of Directors to determine, at a minimum, that any reclassification was in our best interests. In the event that our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation, which would reduce the amount distributable to our common stockholders. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

Changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. If legislation is enacted, new rules are adopted, or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting.

Our investment adviser can resign on 120 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Amended and Restated Investment Advisory and Administrative Services Agreement, to resign at any time upon not less than 120 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

To the extent that we do not realize income or choose not to retain after-tax realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

As a RIC, we must annually distribute at least 90 percent of our investment company taxable income as a dividend and may either distribute or retain our realized net capital gains from investments. As a result, these earnings may not be available to fund investments or to pay operating expenses. If we fail to generate net realized capital gains or to obtain additional funds, it would have a material adverse effect on our financial condition and results of operations as well as our ability to make follow-on and new investments. Because of the structure and objectives of our business, we may experience operating losses and expect to rely on proceeds from sales of investments, rather than on interest and dividend income, to pay our operating expenses. There is no assurance that we will be able to sell our investments and thereby fund our operating expenses.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our Board of Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Directors. The 1940

Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Board of Directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Age Reversal Management without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We will incur significant costs as a result of being a public company.

As a public company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, recently adopted corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. We believe that complying with these rules and regulations will make some activities time-consuming and costly and may divert significant attention of our investment adviser’s Senior Investment Professionals from implementing our investment objective to these and related matters.

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial condition and results of operations.

The U.S. capital markets experienced extreme volatility and disruption over the past 18 months, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. While recent indicators suggest modest improvement in the capital markets, we cannot provide any assurance that these conditions will not worsen. If these conditions continue or worsen, the prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs as well as limit our access to the capital markets. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

Risks Related to Our Investments

The current economic conditions could impair our portfolio companies and reduce the number of potential portfolio investments that meet our investment criteria.

The global financial markets are in turmoil, and the economies of the U.S. and many other countries have recently been in recession, which may be severe and prolonged. This status results in severely diminished opportunities for liquidity, limited availability to debt and equity capital, declines in consumer confidence, declines in economic growth, increases in unemployment rates, and uncertainty about the overall economic stability. The general deteriorating economic situation, together with the limited availability of debt and equity capital, will likely have a disproportionate impact on the early-stage and development-stage companies in which we intend to invest a majority of our funds. As a result, we will likely experience a reduction in attractive investment opportunities in prospective portfolio companies that fit our investment criteria. In addition, our debt and equity investments in portfolio companies could be impaired to the extent such portfolio companies experience financial difficulties arising out of the current economic environment. Our inability to locate attractive investment opportunities, as well as the impairment of our portfolio investments as a result of economic conditions, could have a material adverse effect on our financial condition and results of operations.

Our investment strategy will focus on early-stage and development-stage companies, which are subject to many risks, and we could lose all or part of our investment.

We intend to invest, under normal circumstances, most of the value of our total assets in early-stage and development-stage companies. Investing in early-stage and development-stage companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

We have not yet identified the companies in which we may invest the net proceeds of this offering, and we may therefore be deemed as a “blind pool” investment company until such time as we begin making investments in portfolio companies.

We have not yet identified the potential investment opportunities for our portfolio that we will acquire with the proceeds of this offering. Our investments will be selected by our investment adviser, subject to the approval of its investment committee. Our stockholders will not have input into our investment decisions. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing shares of our common stock in this offering. These factors will increase the uncertainty, and thus the risk, of investing in shares of our common stock. In addition, until such time as we begin making investments in portfolio companies, we may be deemed to be a “blind pool” investment company.

Our incentive fee may induce Age Reversal Management, our investment adviser, to make speculative investments.

The incentive fee payable by us to Age Reversal Management may create an incentive for Age Reversal Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. As our investment strategy is based primarily on equity investing and as Age Reversal Management’ incentive fee is based upon the capital gains realized on our investments, the investment adviser will invest more in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our portfolio may be focused in a limited number of portfolio companies, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be focused in relatively few portfolio companies or market segments. As a result, a market downturn affecting one of our portfolio companies or one of these market segments could materially adversely affect us.

We intend to invest exclusively in life sciences companies and because we do not choose investments based on a strategy of diversification, the value of our portfolio will be subject to greater volatility than that of other investment companies with more broadly diversified investments.

Our investment strategy is to focus our investments exclusively on life sciences companies, particularly those engaged in the development and commercialization of technologies, products, or expertise that combat aging-related diseases and support the potential to extend the human lifespan. As such, we do not choose investments based on a strategy of diversification. We also may not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio. Therefore, the value of our portfolio may be more vulnerable to events affecting a single sector or industry and therefore subject to greater volatility than a company that follows a diversification strategy. Accordingly, an investment in our company may present greater risk to you than an investment in a diversified company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We plan to invest primarily in privately held companies. Generally, very little public information exists about these companies, and we will be required to rely on the ability of our investment adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. They are thus generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect our investment returns.

In addition, our success depends in large part upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of such companies. Competition for qualified personnel is intense at any stage of a company’s development. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

Because many of our investments typically will not be in publicly traded securities, the value of our investments may not be readily determinable, which could adversely affect the determination of our net asset value.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. We expect that our portfolio investments will consist primarily of convertible debt instruments or securities issued by privately held companies. As a result, the fair value of these investments that are not publicly traded may not be readily determinable. Therefore, we will value these securities quarterly at fair value as determined in good faith by our Board of Directors. In determining the fair value of our investments, our Board of Directors will consider various factors as may be useful for valuing a particular portfolio investment, including the markets in which the portfolio company operates, comparison to comparable publicly-traded companies, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We expect to primarily invest in companies whose securities are not publicly traded and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. We may also face other restrictions on our ability to liquidate an investment in a public portfolio company to the extent that we possess material non-public information regarding the portfolio company. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to dispose of any investments we make on a short-term basis. However, we may be required to do so in order to maintain our qualification as a business development company (BDC) and as a regulated investment company (RIC) if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Because most of our investments are illiquid, we may be unable to dispose of them, in which case we could fail to qualify as a RIC and/or BDC, or we may not be able to dispose of them at favorable prices, which could result in us suffering losses.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Even if the equity securities of our portfolio companies may be sold in the public markets, we expect these securities will initially be thinly traded and face other challenges to liquidity, which may have a depressive effect on the price of such securities when they are sold, if at all.

While our investments will typically be made in private companies, we expect that, as part of our investment process, these companies will become public reporting companies. We do not expect the preferred equity of our portfolio companies to be listed or quoted on an exchange or quotation system. We do not expect the common stock in our public portfolio companies to initially have an active secondary trading market and, as such, these securities will be illiquid until an active market develops. We believe that typically this liquidity will develop in conjunction with a Nasdaq Capital Market listing, which we do not expect to occur until twelve to eighteen months after our investment is made, if at all. Our convertible preferred stock instruments will generally provide for conversion upon the portfolio companies’ achievement of certain milestone events, including a Nasdaq Capital Market listing for their common stock. However, there can be no assurance that our portfolio companies will obtain either an OTC Bulletin Board or Nasdaq Capital Market listing or, even if a listing is obtained, that an active trading market will ever develop in the securities of our publicly traded portfolio companies.

We expect substantially all of the common stock we purchase in a portfolio company will be “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”). As restricted securities, these shares may be resold only pursuant to an effective registration statement under the Securities Act or pursuant to the requirements of Rule 144 or other applicable exemption from registration under the Securities Act, and in accordance with any applicable state securities laws. We may also face other restrictions on our ability to liquidate an investment in a public portfolio company to the extent that we possess material non-public information regarding the portfolio company. Compliance with the criteria for securing exemptions under federal securities laws and the securities laws of the various states is extremely complex, especially in respect of those exemptions affording flexibility and the elimination of trading restrictions in respect of securities received by us in exempt transactions and subsequently disposed of without registration under the Securities Act or state securities laws. A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to a registration statement, may have a depressive effect upon the price of the common stock of our portfolio companies in any market that may develop.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest or dividends on or repaying our investments in the event and during the continuance of a default under such debt. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company will typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We may not realize any income or gains from our equity investments.

We intend to invest a substantial portion of our portfolio in equity securities, including debt securities convertible into equity securities and convertible preferred securities, of our portfolio companies. We also expect to receive warrants as part of our initial debt and follow-on investments. These equity interests we acquire may not appreciate in value and, in fact, may decline in value if the company fails to perform financially or achieve its growth objectives. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments since the securities of our portfolio companies may have restrictions on their transfer or may not have an active trading market.

Equity investments also have experienced significantly more volatility in their returns and may under perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stock investments to which we have exposure. Equity prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Since we intend to invest principally in equity securities, including convertible preferred securities and debt securities convertible into equity securities, of primarily life sciences companies, our primary emphasis will be to generate capital gains through our equity investments in portfolio companies. Accordingly, although we expect to receive current income in the form of interest payments on our convertible debt investments and dividend payments on our convertible preferred equity investments, a substantial portion of the dividends we may pay to our stockholders will likely be from the capital gains generated from the sale of our equity investments upon conversion of our convertible securities, the timing of which we cannot predict. We do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter.

Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. Furthermore, due to the expected growth of our portfolio companies, we do not generally expect to receive dividend income from our common stock investments. In the case of cumulative preferred stock, there is no assurance that any dividends will ever be paid by a portfolio company.

We intend to invest exclusively in portfolio companies that operate in the life sciences industry, which is subject to extensive government regulation and certain other risks particular to that industry.

As part of our investment strategy, we plan to invest exclusively in companies in the life sciences industry. Many companies in the life sciences industry are subject to extensive regulation by the Food and Drug Administration, or FDA, as well as other federal and state agencies. If any of our target portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could have material adverse effects on their operations. Companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, life sciences companies may have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in which we invest and, in turn, cause the value of our investment in such company to decline.

Our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting the life sciences industry change.

The life sciences industry, in which all of our target portfolio companies will operate, is highly regulated by federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns.

If our portfolio companies are unable to commercialize their technologies, products, business concepts or services, the returns on our investments could be adversely affected.

The value of our investments in our portfolio companies may decline if they are not able to commercialize their technology, products, business concepts or services. Additionally, even if some of these companies already have a commercially successful product or product line at the time of our investment, technology-related products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. If they are unable to do so, our investment returns could be adversely affected. In addition, these companies may be unable to successfully acquire or develop any new technologies and the intellectual property they currently hold may not remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither we nor any of our portfolio companies will have any control over the pace of technology development, and commercial success is difficult to predict.

We may invest in companies working with technologies or intellectual property that currently have few or no proven commercial applications.

Nanotechnology, in particular, is a developing area of technology, of which much of the future commercial value is unknown, difficult to estimate and subject to widely varying interpretations. It is sets of enabling technologies that are applicable to a diverse set of industries. As such, nanotechnology-enabled products must compete against existing products or enable a completely new product in a given industry. There are as of yet relatively few nanotechnology-enabled products commercially available. The timing of additional future commercially available nanotechnology-enabled products and the industries on which nanotechnology will have the most significant impact is highly uncertain.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies is likely to represent their most valuable assets. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third party’s patent or other proprietary rights, it could be required to pay damages to the third party, alter its products or processes, obtain a license from the third party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect any debt and equity securities that we own in the portfolio company.

Most of our portfolio companies will likely need additional capital, which may not be readily available.

Our portfolio companies will typically require substantial additional financing to satisfy their continuing working capital and other capital requirements. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. Each round of institutional equity financing is typically intended to provide a company with only enough capital to reach the next stage of development. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms that are unfavorable to the portfolio company, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or lenders thereby requiring these companies to cease or curtail business operations. Accordingly, investing in these types of companies generally entails a higher risk of loss than investing in companies that do not have significant incremental capital raising requirements.

Our failure to make additional investments in our portfolio companies could impair the value of our portfolio.

Following our initial and follow-on investments in a portfolio company, we may have opportunities to make additional subsequent investments in that portfolio company. We may elect not to make such additional subsequent investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any additional subsequent investments, subject to the availability of capital resources. The failure to make additional subsequent investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our prior investments, or may result in a missed opportunity for us to increase our participation in a successful operation, or may cause us to lose some or all preferred rights pursuant to “pay-to-play” provisions that have become common in venture capital transactions. These provisions require proportionate investment in subsequent rounds of financing in order to preserve preferred rights such as anti-dilution protection, liquidation preferences and preemptive rights to invest in future rounds of financing. Even if we have sufficient capital to make a desired additional subsequent investment, we may elect not to make that investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to obtain or maintain our RIC tax status. If our portfolio companies are not able to generate sufficient cash flow from operations, they may lack sufficient capital to continue to grow their businesses, or they may not be able to continue their operations at all.

Because we likely will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over such portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments.

Our equity investments will typically be non-controlling investments, meaning generally we will not be in a position to control the management, operation and strategic decision-making of the companies in which we invest. As a result, we will be subject to the risk that a portfolio company we do not control, or in which we do not have a majority ownership position, may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Resources could be expended in researching and negotiating investments that may never be consummated, which could materially adversely affect subsequent attempts to make other investments.

It is anticipated that the investigation of each specific target company and the negotiation, drafting, and execution of relevant agreements, disclosure documents, and other instruments will require substantial time and attention and substantial costs for accountants, attorneys, and others. If a decision is made not to complete a specific investment, the costs incurred up to that point for the proposed portfolio investment likely would not be recoverable. Furthermore, even if an agreement is reached relating to a specific portfolio investment, up to and including the execution of a definitive agreement, we may fail to consummate the portfolio investment for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred.

We may be subject to certain risks associated with foreign investments.

In order to seek to enhance our overall return, we may selectively invest in companies that have operations, or are domiciled, outside the United States. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

Risks Related to this Offering and Our Common Stock

There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on the Nasdaq Capital Market or the OTC Bulletin Board within our proposed timeframe. As a result, it may be difficult for you to sell your shares.

This is our initial public offering, and no public market exists for our shares. While we presently intend to seek the listing of our shares of common stock on the Nasdaq Capital Market within six months after the conclusion of this offering, we cannot provide you with any assurance that we will be successful in obtaining a listing of our shares on the Nasdaq Capital Market in the manner or within the timeframe we propose, if at all. Specifically, we may fail to meet the applicable standards for listing on the Nasdaq Capital Market, as a result of insufficient assets, revenue, net income or record holders, among other things. In the event we do not qualify for, or are unable to obtain, a listing on the Nasdaq Capital Market within our proposed timeframe, we will instead seek to have our shares quoted on the OTC Bulletin Board until such time as we are able to obtain a Nasdaq Capital Market listing for our shares. Although we anticipate meeting the requirements to have our shares quoted on the OTC Bulletin Board within six months of completion of this offering, we cannot assure you that we will be successful in obtaining such a listing within that timeframe, if at all. Securities traded on the OTC Bulletin Board also generally have a less liquid market than those traded on the Nasdaq Capital Market or other national securities exchanges. In addition, our Board of Directors retains the discretion to postpone a listing on either the Nasdaq Capital Market or the OTC Bulletin Board if it determines such a listing is not in the best interests of Age Reversal and our stockholders, though we would expect such a postponement to occur only in the event of extraordinary market or economic turmoil. As a result, if you purchase shares you may have limited liquidity for a substantial period of time, and we cannot provide you with any assurance regarding when or if our shares will be accepted for listing or quotation on the Nasdaq Capital Market or the OTC Bulletin Board. In addition, we can provide you with no assurance that, even if our shares are listed on the Nasdaq Capital Market or the OTC Bulletin Board, an active trading market for our shares will develop.

The price of the common stock in the offering may not be indicative of future market prices, and our common stock price, if we become listed or quoted on a national securities exchange, may be volatile and may decrease substantially.

The ultimate trading price of our common stock, if we become listed or quoted on the Nasdaq Capital Market or the OTC Bulletin Board, may be substantially lower than the price that a purchaser of our common stock paid in the offering or the then-current net asset value of the shares. We cannot predict the prices at which our common stock will trade. The offering price for our common stock in the offering may not bear any relationship to the market price at which it may trade in the future or to any other established criteria for our value. Shares of closed-end management investment companies often trade at a discount to the initial offering price due to sales loads, including placement agent commissions, and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

The trading price of our common stock, if we become listed on the Nasdaq Capital Market or the OTC Bulletin Board, may fluctuate substantially. The price of our common stock that will prevail in the market in the future will depend on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	increases or decreases, or expectations about increases or decreases, in our quarterly dividends;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of key personnel from Age Reversal Management;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

We cannot assure you that we will be able to successfully deploy the proceeds of the offering within the time frame we have contemplated.

We currently anticipate that substantially all of the net proceeds of the offering will be invested in accordance with our investment objective within twelve to thirty-six months after the completion of the offering. There can be no assurance that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of the offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of the offering within our contemplated timeframe after the completion of the offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us several months before we have raised sufficient funds to make any investments or to invest the proceeds of this offering in securities meeting our investment objective and providing sufficient diversification of our portfolio. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

We will have broad discretion over the use of proceeds of the funds we raise from investors and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of the funds we raise from investors and may use the net proceeds in ways with which stockholders may not agree, or for purposes other than those contemplated at the time of the capital raising. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of the funds we raise from investors, pending full investment by us in portfolio companies, are used to pay operating expenses.

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

The purchase price at which you purchase shares will be determined at each monthly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.

Investor confidence and the value of our shares may be adversely impacted if we or our independent registered public accountants are unable to attest to the adequacy of the internal controls over our financial reporting as of December 31, 2010, as required by Section 404 of the Sarbanes-Oxley Act.

The SEC, as directed by Section 404 of Sarbanes-Oxley Act, adopted rules requiring public companies, including us following our becoming a reporting company, to include a report of management of their internal control structure and procedures for financial reporting in their annual reports on Form 10-K that contains an assessment by management of the effectiveness of their internal controls over financial reporting. In addition, independent registered public accountants of these public companies must provide an attestation report on the effectiveness of our internal controls over financial reporting. These requirements will first apply to our annual report on Form 10-K for the fiscal year ending December 31, 2010. Our management may conclude that our internal controls over financial reporting are not effective. Moreover, even if our management concludes otherwise, if our independent registered public accountants are not satisfied with our internal control structure and procedures, the level at which our internal controls are documented, designed, operated or reviewed, or if the independent registered public accountants interpret the requirements, rules or regulations differently from us, they may decline to attest to our management’s assessment or may issue a report that is qualified. Any of these possible outcomes could result in an adverse reaction in the financial marketplace due to a loss of investor confidence in the reliability of our financial statements, which could negatively impact the value of our shares.

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than all or substantially all of the shares are not purchased in this offering, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 200,000,000 shares of common stock. Pursuant to our charter, a majority of our entire Board of Directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. Although we have no present intention to do so until we have fully invested the proceeds of this offering, after your purchase in this offering, our Board of Directors may elect to sell additional shares in this or future public offerings or issue equity interests in private offerings. To the extent we issue additional equity interests after your purchase in this offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Age Reversal, our prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of [     ] shares of our common stock in this offering will be approximately $[     ], assuming an initial public offering price of $[     ] per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting estimated offering expenses of approximately $[     ] payable by us.

We plan to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within twelve to thirty-six months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to make quarterly distributions to our stockholders, beginning with our first full quarter after the completion of this offering. The timing and amount of our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify, as a RIC under Subchapter M of the Code commencing with our taxable year ending on December 31, 2010. To obtain the federal income tax benefits allowable to RICs, we will be required to distribute an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31st of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, the 1940 Act asset coverage requirements or the terms of the senior securities, may prevent us from making distributions to our stockholders.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash distribution, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal income tax consequences as if they received cash distributions. See “Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

CAPITALIZATION

The following table sets forth:

•	our actual cash and capitalization as of [ ], 2010; and

•	our cash and capitalization as adjusted to reflect the sale of our common stock in this offering at an assumed public offering price of $[ ] per share (the mid-point of the range set forth on the cover page of this prospectus), after deducting the estimated organizational and offering expenses payable by us out of the proceeds of this offering.

As of [ ], 2010
	Actual	As Adjusted
	(In thousands)	(In thousands)

Assets:
Cash and cash equivalents	$	$
Gross assets	$	$

Total liabilities	$	$

Stockholders’ equity:
Common stock, par value $0.001 per share; 200,000,000 shares authorized, shares outstanding, pro forma, as adjusted

Capital in excess of par value

Total stockholders’ equity	$	$

DILUTION

The potential dilution to investors in this offering would be represented by the amount by which the offering price per share exceeds our pro forma net asset value per share after the completion of this offering. Net asset value per share is determined by dividing our net asset value, which is our gross assets less total liabilities, by the number of outstanding shares.

After giving effect to the sale of [     ] million shares of our common stock in this offering at an assumed public offering price of $[     ] per share and after deducting the estimated offering expenses of approximately $[     ] million payable by us, the pro forma net asset value of Age Reversal, Inc. is expected to be approximately $[     ] million, or approximately $[     ] per share, representing an immediate decrease in net asset value of $[     ] per share, or $[     ], to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis, taking into account the assumptions set forth above:

Offering price per share	$
Pro forma [ ], 2010 net asset value after this offering	$
Dilution to stockholders	$	[	]

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein

Overview

We are a newly-formed, externally-managed, closed-end, non-diversified, management investment company that intends to file and election to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through convertible debt and equity investments. Age Reversal Management, LLC will serve as our investment adviser and will also provide us with the administrative services necessary for us to operate.

We intend to provide convertible debt and equity financings to life sciences companies at various stages of development, with an emphasis on early stage companies. Our investment objective is to maximize our portfolio’s capital appreciation while generating current income from our equity and debt investments. Once we raise sufficient capital, we expect these investments will range between $500,000 and $5 million for initial investments and between $2 million and $10 million for follow-on investments. We anticipate that a significant portion of our investments at any time will include a component of interest or dividends, which we believe will generate current income for us, in addition to the potential for capital appreciation.

We will be an externally managed business development company under the 1940 Act. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies,” such as U.S. companies that are not investment companies and that do not have securities listed on a national exchange. This offering will significantly increase our capital resources. See “Regulation as a Business Development Company.”

Revenues

We plan to generate revenue in the form of dividends or interest payable on the debt securities that we hold and capital gains, if any, on convertible debt or other equity interests that we acquire in portfolio companies. [In addition, we may generate revenue in the form of monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees]. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees to our investment adviser, Age Reversal Management; (ii) our allocable portion of overhead and other expenses incurred by Age Reversal Management in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs; and

•	costs associated with our reporting and compliance obligations as a reporting company.

Private Placement

In April 2010, we completed the final closing of a private placement of our common stock in which we raised aggregate gross proceeds of $2,000,000. After the payment of legal fees and other expenses, we received aggregate net proceeds of approximately $     . As of June 1, 2010, we had cash resources of approximately $      and no indebtedness other than accounts payable and accrued expenses incurred in the ordinary course of business of approximately $     .

Financial Condition, Liquidity and Capital Resources

We will generate cash from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including earnings on our portfolio investments, as well as interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. Although we presently do not intend to do so, if necessary we may also fund a portion of our investments through additional borrowings from banks and the procurement of credit facilities.

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock, and the payment of operating expenses.

Assuming we raise an aggregate of $      in this offering, we expect to have cash resources of approximately $[     ] immediately after the consummation of this offering. See “Use of Proceeds.” We do not expect any changes in the number of our employees in the next 12 months.

Distribution Policy

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code beginning with our 2010 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash distribution, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal income tax consequences as if they received cash distributions. See “Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

Contractual Obligations

We have entered into a contract with Age Reversal Management to provide investment advisory and administrative services, which we refer to as the investment advisory agreement. Payments for investment advisory services under the investment advisory agreement in future periods will be equal to (a) an annual base management fee of 2.0% of the value of our gross assets and (b) an incentive fee based on our performance, which will be determined and payable in arrears as of the end of each calendar year, and will equal 20% of our realized capital gains. Age Reversal Management will be reimbursed for administrative expenses it incurs on our behalf. See “Amended and Restated Investment Advisory and Administrative Services Agreement.”

Our investment advisory agreement may be terminated by us without penalty upon 60 days’ written notice to Age Reversal Management. If Age Reversal Management wishes to voluntarily terminate the investment advisory agreement, it must give our stockholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities, or upon a change in control of Age Reversal Management. If the investment advisory agreement is terminated, we will likely incur significant time and expense in locating an alternative party to provide the services we expect to receive under such agreement and any such new agreement would also be subject to approval by our stockholders.

BUSINESS

Overview

We are a newly-formed, externally-managed, non-diversified, closed-end, management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. We were incorporated on February 22, 2010, under the laws of the State of Maryland. We were formed for the purpose of investing in, and fostering the growth of, life sciences companies engaged in the development and commercialization of technologies, products, or expertise that combat aging-related diseases and support the potential to extend the human lifespan. We intend to support the development of these lifespan technologies through targeted investments and the provision of infrastructure and advisory services to our portfolio companies, as needed, in the areas of corporate and financial management, organizational and personnel development, and product and service commercialization. Age Reversal Management, LLC, a Delaware limited liability company, will serve as our investment adviser and will also provide us with the administrative services necessary for us to operate.

Our investment objective is to maximize our portfolio’s capital appreciation while generating current income from our equity and debt investments. We intend to invest principally in equity and debt securities of life sciences companies at various stages of development, with an emphasis on early stage companies. Our initial investments will generally range in size from $500,000 to $5 million, with follow-on investments ranging from $2 million to $10 million. The primary emphasis of our investment objective is to achieve long-term capital appreciation through our equity investments, including through the conversion of convertible preferred stock or the convertible debt we will seek to acquire in our portfolio companies. We also anticipate that a significant portion of our investments at any time will include a component of interest or dividends, which we believe will generate current income for us, in addition to the potential for capital appreciation.

We believe we are the only publicly traded business development company focusing its investments exclusively in life sciences companies engaged in the development of technologies, products, or expertise designed to combat aging-related diseases and support the potential to extend the human lifespan. As a venture capital company, we make it possible for our investors to participate at an early stage in this emerging field, particularly while many companies commercializing and integrating products enabled by these technologies are still private. By making investments in companies that control intellectual property relevant to technologies and products designed to extend the human lifespan, our goal is to build a portfolio that we believe will ultimately has the capability of intervening in the human aging process.

To the investor, we offer:

•	A portfolio consisting of investments that are generally available only to a small, highly specialized group of professional venture capital firms as investors;

•	A team of professionals to evaluate and monitor investments. These professionals collectively have expertise in life extension technologies, venture capital investing, intellectual property and life sciences;

•	The opportunity be among the first in the world to have access to some of the most promising independent and university based research as well as products and services that may potentially have lifespan extending effects;

•	Through the ownership of our publicly traded shares, a measure of liquidity not typically available in underlying venture capital portfolio investments; and

•	Transparency resulting from requirements to make certain public disclosures about our investments.

We have no operating history. At this time, we do not have any arrangements, agreements or commitments to make an investment in a portfolio company. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Our principal executive offices are located at 1226 Colony Plaza, Newport Beach, California 92660, and our telephone number is (949) 706-2468. We maintain a website on the Internet at www.[ ].com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

About Age Reversal Management, LLC

Our investment activities are managed by Age Reversal Management, LLC, a Delaware limited liability company formed in March, 2010. Age Reversal Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Our investment adviser is led by David A. Kekich, its Managing Member and our President, Chief Executive Officer, Treasurer and Chairman of the Board. The senior investment team at Age Reversal Management is currently comprised of Mr. Kekich and Michael Jacobsen.

Age Reversal Management is a management team of successful individuals who are both investors as well as entrepreneurs. Our investment adviser’s principals have collectively developed an extensive network of contacts among the anti-aging life sciences community to provide us with our principal source of investment opportunities. We expect to benefit from our investment adviser’s strengths in management, business development, and financing early stage companies to identify attractive investment opportunities, evaluate and conduct due diligence on prospective investee companies, negotiate terms and structure the investment transactions, manage and monitor our portfolio investments, and continuously participate in the development and oversight of the commercialization of our portfolio companies’ technologies and expertise.

Our Market Opportunity — The Lifespan Market

Overview

We will invest exclusively in life sciences companies with potential for commercializing products and services for the “lifespan” market, or the group of health care products and services that focus on extending the health portion of the human lifespan and combating aging-dependent diseases and conditions. Our decision to concentrate investment in the lifespan life sciences field is supported by demographic evidence that an increasing proportion of the country’s population is attaining the age of 65 and beyond. However, the market for aging-related products and services is not limited exclusively to the over-65 generation.

The lifespan market is driven by three broad overlapping groups of consumers:

•	Consumers who purchase preventive products and services, or those that promise to delay or reduce the future effects of aging-dependent diseases and conditions. Although the over-65 generation represents a large portion of this market, expenditures for these types of products often begin when consumers reach their mid-30s. As consumers attain the age of 30-35, they begin to realize their potential to develop age-related diseases. Early indicators of arthritis, inability to mend strains and muscle pulls as quickly, and diminishing visual acuity signal what is anticipated as the normal aging process. Such signals often trigger this relatively young age group to begin exploring and studying preventative products and services that have the potential to delay such maladies.

•	Consumers who spend on products and services to treat a previously diagnosed aging-dependent disease. Once an age-dependent disease is identified, the consumer utilizes a variety of professional and independent methods to cure or treat the symptoms. While the expenditures on diagnosed age-related diseases certainly accelerates over the age of 65, a relatively high percentage of deaths among those in their middle years are due to age-dependent diseases as well. For example, heart disease and cancer accounted for more than 55 percent of the 2006 deaths among 45-64 year olds, based on data provided by CDC’s National Vital Statistics Reports for 2006. While many types of heart disease and cancer are considered age dependent, they can present themselves when consumers are middle-aged, triggering further diagnostic treatment, interventional surgery, and a variety of other medical, lifestyle and dietary changes.

•	Consumers who invest in products and services designed to cure or reverse the deleterious effects of aging. Until recently, curing or reversing the deleterious effects of aging was wishful thinking. However, rapidly advancing medical science is now making it possible to reverse at least some of the signs of aging. For example, a number of heart procedures, including heart (and other organ) transplants give many patients new leases on life. Cochlear implants and laser surgery aid the hearing and vision impaired. More extreme eye surgeries reverse macular degeneration and cataracts. Joint replacements using space-age materials allow the lame to walk and function normally. The stem cell industry sees rapid miraculous advances. And we are witnessing regular breakthroughs that promise cures for many forms of cancer. New drugs and nutraceuticals are finally showing promise to extend human healthspans.

Demographics of an Aging Population

In 2007, the number of Americans aged 65 or older reached an estimated 37.9 million and accounted for 12.6 percent of the total population, according to statistics provided by the Department of Health and Human Services’ Administration on Aging. The aging of the U.S. population is significant considering the number of older Americans has increased more than ten-fold since the turn of the last century. Further, this aging trend will continue. The burgeoning number of “baby boomers” will begin to turn 65 in 2011. And by 2030, the proportion of the population 65 or older will be one in five, or 70 million U.S. citizens. In the United States, the population of 80 and older is currently 9.2 million, or 3.25 percent of the U.S. population. This age segment is projected to grow to 14.9 million, or 4.4 percent of the U.S. population, by the year 2025 and to 31.6 million, or 7.82 percent of the U.S. population, by the year 2050, as shown in the chart below.

In other industrialized countries around the world, the percentage of the population age 65 or older is higher than in the U.S. The percentage of population over 65 in the United Kingdom, Italy and Japan is 24, 44 and 34 percent higher than in the United States, respectively. Thus, there is tremendous potential for lifespan science beyond our own borders.

In addition to the sheer population numbers, the aging segment continues to become more stable financially. In earlier decades, old age frequently meant living out one’s final years in a meager existence, with the real risk of not having adequate resources for housing, food, healthcare and other basic necessities. The relative poverty rate of older Americans has dropped significantly over the past forty years.

Just 40 years ago, the segment of the population with the highest level of poverty was older Americans 65 and above, with over 37 percent living in poverty, based on projections provided by the Health Care Financing Administration’s Office of Actuary. According to data from the U.S. Census Bureau, that proportion of the over-65 population living in poverty had fallen to 9.7 percent by 2007. As disposable income of older Americans continues to grow, this further supports their ability to purchase health care products and services and serves as another demographic reinforcement for this group as a viable business base for age-related innovations and technologies.

This financial security is no doubt driven by the fact that a growing number of U.S. adults over the age of 55 hold a college degree. The number of U.S. citizens with college degrees has risen from just over 19 million in 1940 to over 56 million in 2000, according to the U.S. Census. This pursuit of post-secondary education enables seniors to earn more and be better off financially in their later years. The below chart shows the increasing number of U.S. population over 55 with a college degree.

In summary, we believe the demographics of an aging population, as well as their educational level to understand age-related issues and their financial capability to pay for such innovation, provide support for the opportunity in the lifespan market in which we will invest.

Diseases and Conditions Driving the Market

This “graying population” is facing diseases and conditions that have traditionally increased steadily with age and accumulate as they live. Such diseases include Alzheimer’s disease and related dementias, cerebrovascular disease, vision and hearing loss, type II diabetes and altered glucose metabolism, hip fracture, osteoporosis, Parkinson’s disease, specific infections such as pneumococcal pneumonia, constipation, incontinence, and depression. Many other diseases and conditions, such as photo-related skin damage and various cancers, are also more prevalent in the aging population. Based on data from the National Vital Statistics Reports, the chart below illustrates the breakdown of the leading diseases that contribute to U.S. deaths in 2006.

Ranking	Disease Category	Number of Deaths

	All causes	2,426,264
1	Diseases of heart	631,636
2	Malignant neoplasms	559,888
3	Cerebrovascular diseases	137,119
4	Chronic lower respiratory diseases	124,583
5	Unintentional injuries	121,599
6	Diabetes mellitus	72,449
7	Alzheimer’s disease	72,432
8	Influenza and pneumonia	56,326
9	Nephritis, nephrotic syndrome, and nephrosis	45,344
10	Septicemia	34,234

The diseases listed above have contributed to a quintupling of health care expenditures per capita in the U.S., rising from $1,083 in 1980 to $6,947 in 2007. By 2018, expenditures are expected to soar to $13,100, according to the 2007 Statistical Abstracts of the United States. Total national health expenditures are projected to total $4.3 trillion and reach 20.3 percent of gross domestic product by 2018, up from 13.2 percent in 2000.

During that time, retail outlet sales of medical products, including prescription drugs, rose at a much more rapid pace than other health care costs. We expect this trend to continue through the next decade. Sales of medical products are projected to rise from $289.3 billion in 2007 to $551.3 billion in 2018. This includes an increase in pharmaceuticals from $227.5 billion to $453.7 billion, according to data published by Health Affairs. From a projected $2.5 trillion in 2009, the Department of Health and Human Services projects that by 2018, public and private spending for health care will total $4.4 trillion — about $13,100 per person, representing 20.3 percent of gross domestic product.

Throughout the last half of the 20th century, the international medical community has invested heavily in interventions that treat these aging-related diseases and conditions. More recently, the medical community has introduced significant advancements designed to delay the onset of aging-dependent health challenges, and research is proceeding that may lead to the prevention or cure of certain age-dependent chronic diseases.

In addition, beyond the therapeutic and diagnostic treatments noted here, there are significant markets developing around products that enhance physical appearance, vitality, sexual capacity and other “quality of life” concerns that may not pose life-threatening medical issues to an aging population. The desire to look younger, feel younger, and maintain an active, healthy and independent life is driving significant interest and purchasing of a range of products from hair restorers and cosmetics to erectile dysfunction products. These will be covered more in depth in the next section.

Areas of Investment Interest

The lifespan market in which we will invest can be categorized into six major market segments: regenerative treatments such as stem cell science; enabling technologies and services that have aging-related applications such as genomics, nanotechnology, artificial intelligence and dementia modalities;

pharmaceuticals; cosmeceuticals and dermatological treatments; and vitamins, minerals, and herbs. While all six market segments are experiencing dramatic growth as a result of the scientific discovery and the dynamics of an aging population capable of financially supporting such innovation, we are most interested in making selective investments in opportunities that are based on sound, emerging, protectable intellectual property that may provide a competitive edge for an extended period of time. At the same time, we intend to balance market opportunity with the challenges of regulatory approval, technology maturation time, and other issues that could affect the return on investment.

Regenerative Treatments

Regenerative treatments include two of the most recent advancements in aging-related science: culturing stem cells and producing engineered tissue. These two techniques have the potential to generate cells and tissue that may have a direct effect on delaying the aging process. They are part of the biotechnology-related market segment called tissue engineering and regenerative medicine.

Replacing structurally or physiologically deficient or diseased tissues and organs in humans is the largest segment of the tissue engineering industry. The global market for tissue-engineered devices is estimated to be worth $20 billion by 2020, according to Dorland’s Biomedical: Medical & Healthcare Marketplace Guide. Growth rates are expected to exceed 50% per year for the next decade as new product launches are set to create even faster growth in skin repair and orthopedic indications.

Numerous central nervous system disorders may benefit from stem cells, which are unspecialized cells with the ability to divide for indefinite periods in culture and to give rise to specialized cells, such as blood, muscle or kidney cells.

These cells have several important applications. First, the scientific study of stem cells provides a better understanding of how cells become specialized. This is important, because many serious medical conditions, such as cancer, are caused by abnormal cell specialization and cell division. But the most far-reaching applications of stem cells may be in producing cells and tissue that could be used in “cell therapies.” This would offer the possibility of a renewable source of replacement cells and tissue to treat a number of aging-dependent diseases and conditions such as Alzheimer’s disease, Parkinson’s disease, diabetes, heart disease, osteoarthritis and rheumatoid arthritis. Especially promising is atologous stem cell research. This field offers the possibility of growing and repairing tissues and even organs from one’s own stem cells. Such a strategy could eliminate the controversy over embryonic stem cell research. Stem cell therapies also face much lower regulatory hurdles than new drugs and gene therapies.

Enabling Technologies and Services with Aging-Related Applications

The process of unraveling the genotype/phenotype relationships that affect a person’s lifespan and susceptibility for aging-dependent diseases has only just begun. We believe the following are the major areas of opportunity in this field:

•	Bioinformatics. Bioinformatics is the computer-assisted data management discipline that assists in accumulating, analyzing and representing biological processes. Emerging in the 1990s, this field is accelerating the drug discovery and development process via in vitro and in vivo testing processes. The major task of bioinformatics is utilizing computing power to convert the complexity of the genetic codes of the human genome into useful information and knowledge that could be harnessed to understand the aging process and its attendant diseases.

•	Genomics. Genomics compares complete genomes between different people or species. A major goal of genomics research is to determine which genes in humans are related to and/or predispose individuals to particular diseases. Genomics has revolutionized the pharmaceutical industry, moving drug discovery and development based on medicinal chemistry to designing and developing drugs based on information provided by genomics. Nearly all pharmaceutical companies have developed in-house genomics divisions or have formed partnerships with genomics firms.

•	Single Nucleotide Polymorphisms. A growing segment of the market is single nucleotide polymorphisms (SNPs). SNPs are genetic reagents that can be used for mapping genes (in the drug discovery paradigm) and in pharmacogenomics (for gaining an understanding of and ultimate prediction of individual metabolic response based upon genetic variation). In the near term, SNPs could potentially optimize clinical trials through patient stratification. In the long term, SNP genotyping can be deployed in other market segments, including pharmacogenomics, molecular diagnostics and predictive medicine.

•	Proteomics. The field of proteomics is emerging as a natural successor to the human-genome project. Genes are basically the building instructions for proteins, the molecular workhorses of the body. Therefore, in order to understand how malfunctions can lead to disease and how to make new drugs and diagnostic tests, scientists will need a much more comprehensive understanding of proteins. Proteomics is not an end in itself; it is an enabling technology. Proteomics will help the biopharmaceutical industry focus more quickly on relevant targets for both diagnostics and therapeutics and will help in understanding the complex biochemistry of disease.

•	Other Molecular Tools and Service. Without quicker, lower-cost, and better-designed means of high-volume genetic data evaluation, pharmacological developments will be halted by the backlog of analyses. Biochips have become widespread as molecular biology tools. Biochips can be likened to semiconductors. Except instead of having electronic circuits, they have biological material, DNA, RNA or protein attached to the surface of a chip, which can be glass, silicon or plastic. The type of biochip depends upon the material attached to the chip. There are currently three main types of biochips: DNA chips, protein chips and lab chips. DNA chips, which are often referred to as microarrays, typically perform a large number of genetic tests on one biochemical sample. Protein chips, or protein microarrays, are able to detect numerous proteins from one sample.

•	Nanotechnology. The greatest advances in ultimately halting biological aging and preventing natural death are likely to come from the fields of biotechnology and nanotechnology — that is, from nanomedicine. Nanomedicine is generally defined as the preservation and improvement of human health using molecular tools and molecular knowledge of the human body. We believe that in the next five years, the molecular tools of nanomedicine will include biologically active materials with well-defined nanoscale structures, such as polymer-based organic devices and pharmaceuticals based on fullerenes, or large carbon-cage molecules including buckeyballs, and organic nanotubes. We believe that genetic therapies and tissue engineering will become more common in medical practice, which may contribute to life extension.

•	Artificial Intelligence. Developments in artificial intelligence have led to a theory for a new kind of computer application called Artificial General Intelligence, or AGI. It is believed that this technology, if and when fully developed, will allow computers to learn, think, and respond like humans. We believe that this technology has the potential to allow scientists and researchers to greatly accelerate progress toward solutions currently beyond human ingenuity, such as combating disease and aging, poverty and pollution, as well more fully realizing human potential with radical improvements in both mind and body.

Pharmaceuticals

The largest segment of the lifespan market is driven by pharmaceutical sales that now exceed $773 billion, based on a 2009 report published by IMS Health Market Prognosis. During the last decade, pharmaceutical companies introduced 150 new medicines targeting the diseases of aging. Pharmaceutical researchers are currently working on hundreds of new medicines that tackle the major causes of disability among seniors. It is anticipated that global sales of cardiovascular drugs will exceed $111.8 billion by 2015 as reported by Global Industry Analysts, Inc. According to IMS Health, sales for drugs to treat osteoporosis reached $7.95 billion in 2009 and, in 2008 the global market of arthritis drugs was $35 billion as reported by Global Arthritis Market Review.

Overall, the over-65 population consumes three times as many pharmaceuticals as younger patients do. The industry’s relatively high growth rate and profitability has attracted significant R&D investments for new product discovery and development. The pharmaceutical industry invests a higher percentage of sales revenues in R&D than any other industry. The leading global pharmaceutical companies include Pfizer, GlaxoSmithKline, Merck, AstraZeneca, Bristol-Myers Squibb, Novartis, Johnson& Johnson and Aventis.

Nutraceuticals

The nutraceuticals market is a relatively new industry segment that combines elements of both the food and pharmaceutical industries. A Frost and Sullivan report defines these products as “a food that has a positive impact on an individual’s health, physical performance, or state of mind in addition to its nutritive value.” According to a Global Industry Analysts report, the global nutraceuticals market will cross $187 billion by 2010. Leading nutraceuticals companies include Abbott Labs, BASF, General Mills, Novartis, Parmalat (Italy), Pharmavite (Japan) and Unilever (U.K.).

Cosmeceuticals and Dermatological Treatments

Cosmeceutical products, a segment within the cosmetics market, typically promise specific therapeutic benefits for care skin care and appearance and hair retention. Most are targeted to the aging-related market. Not all of these products target the over-the-counter retail market. The most rapidly growing segment is projected to be professional products for enhancing appearance, driven by appearance-enhancing facial implants, injections, chemical peels, and related procedures. Some 400 companies compete in this industry segment, which in 2008 reached $5.8 billion and is projected to continue its steady growth according to the Freedonia Group report. Leading companies in this segment include Johnson & Johnson, Procter & Gamble and Avon - and chemical producers such as Roche, BASF, Eastman Chemical, Henkel and Bayer.

Vitamins, Minerals, and Herbs

In the nutritional industry, the consumer market for vitamins, minerals, and dietary supplements reached $24.8 billion in 2008. It is estimated that 60 percent of adult Americans have purchased and consumed nutritional supplements. Women between the ages of 35 and 54 represent the core market for these supplements, according to the Nutrition Business Journal. In addition, a recent Kaiser Permanente study indicated women who are over age 65 accounted for the fastest growing group of herbal supplement users.

Overall, consumers spend an average of $177 per year on vitamins, minerals and supplements, and they tend to favor drug stores, pharmacies or grocery stores as their source for these products. Thirty-nine percent of consumers look to health food stores as their source, while more serious users, approximately 12 percent, use mail order supplies for their nutritional supplements. Only a small fraction of consumers use the Internet as a source of nutritional supplements, although that number will likely be increasing. Leading producers of vitamins, minerals and herbs include American Home Products, Archer Daniels Midland, BASF, Bayer, Bristol Myers Squibb and General Nutrition Corporation.

Investment Strategy

We intend to implement the following strategies to take advantage of the market opportunity for providing capital to life sciences companies: (i) make targeted investments in prospective companies identified by our investment adviser as having potential for significant appreciation; (ii) diversify our portfolio with investments structured with components that generate current yield, such as interest or dividend; and (iii) actively and continuously participate in the business and development of our portfolio companies.

Deal Sourcing.  We believe that the combined experience of our investment adviser’s investment professionals will provide us with access to investment opportunities. Investment proposals may come to the attention of our investment adviser from many sources, including prior deal participants, prospective management teams, entrepreneurs, our scientific advisers, industry organizations, corporate development professionals, financial institutions, high net worth and institutional investors and service professionals, and the scientific and medical community. This collection of business, financial, and technical advisers also increases the network of potential opportunities and deals for our company. We also expect to receive deal referrals from strategic advisers, industry consultants, industry analysts, portfolio company managers, finders, lawyers, accountants and investment bankers.

Evaluation of Investment Opportunities.  Prospective investments will be evaluated by our investment adviser based upon the selection criteria established by its investment team from time to time. The following are typical of the criteria that will be utilized by our investment adviser to analyze prospective investee companies:

•	A competent management team with expert knowledge of its business and the ability to work well together and direct a rapidly growing company. Where capable management does not exist but other basic criteria are in place, representatives and other professionals delegated by our investment adviser may assume a significant role in identifying the necessary managerial talent that would be hired before an investment would be made. Investments may be made in early stage technology development as well as in more mature companies.

•	A market characterized by a favorable relationship among the variables of size, growth potential, geography, timing and competitive factors.

•	Innovative products or services, proprietary technology, specialized expertise or maturing technologies that may have a competitive advantage or head start entering the market and with the potential to extend human lifespan.

•	Ability of our company to obtain an investment position that will allow us, either alone or in cooperation with other outside funds, to influence the selection of management and the strategic direction of the company.

Structure of Investments.  Our venture capital investments will typically be structured in negotiated, private transactions directly with the issuer. The securities acquired will primarily be common stock and preferred stock convertible into common stock, as well as secured debt securities convertible into common stock, but may also include a combination of equity and debt securities and warrants, options, and other rights to acquire such securities, or limited partnership or joint venture interests. We may also make bridge loans to investee companies to address temporary cash flow problems.

In addition to structuring the transaction in terms of price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, we will seek to negotiate into the structure provisions providing our involvement in the investee company’s business and liquidity, including terms and provisions such as pre-emptive rights, board representation, anti-dilution protection, and protective and voting rights. In cases where we are investing in promising technologies with incomplete or weak management teams and/or incomplete business plans, we will endeavor to negotiate rights to build or strengthen management teams, complete the business plans and generally incubate the companies.

Follow-On Investments.  After the initial investment, we anticipate that we will typically provide additional or follow-on financings for an investee company. Follow-on investments may be made pursuant to rights to acquire additional securities or otherwise to increase our ownership position in a successful or promising portfolio company. We may also be called upon to provide follow-on investments for a number of other reasons, including providing additional capital to a portfolio company to implement its business plan, to validate the technological proof-of-principle, to procure intellectual property positions, to support research and development, to create infrastructure and business development, or to prepare the company for becoming a publicly traded company and meeting its corporate governance and eligibility requirements.

Average Investment.  The amount of investment committed to a portfolio company and the ownership percentage received will vary depending on the maturity of the company, the quality and completeness of the management team, the perceived business opportunity, the capital required compared to existing capital, and the potential return. Although investment amounts will vary considerably, we expect that the average investment (including follow-on investments) will be between $500,000 and $10 million. We intend to diversity our portfolio investments such that no one portfolio company will constitute more than 7.5% of our capital. Our investments in our portfolio companies will generally acquire non-controlling, minority interests.

Co-Investments.  Although we will make capital investments as a sole investor, particularly in initial investments in early stage companies, and will generally seek to be a lead investor in our portfolio companies, we may from time to time seek other professionally managed venture capital groups to serve as either a lead or co-investor. We may also seek to co-invest with other professionally managed venture capital groups in such group’s existing or new investments. While co-investing is a minor component of our overall investment strategy, we believe it is an integral component as well. Co-investment opportunities provide us with three principal benefits. First, they provide a meaningful increase in quality deal flow. Second, they allow us to leverage the expertise and resources of other venture groups. Third, co-investment allows us to more effectively spread risk in situations where there is a significant increase in quality deal flow, the larger number of portfolio companies in which we may have invested and the ability to provide additional capital to existing portfolio companies.

Active and Continuous Participation.  Once an investment is made, success often depends on the venture capital investors having an active and significant participation and influence on major business decisions. Representatives of the investment managers will frequently serve as members of the boards of directors of the portfolio companies. This board representation, along with the venture capital investor’s close working relationships with the portfolio company’s management team, typically enables the investor to exercise significant influence and management assistance with respect to such matters as capital structure, budgets, profit goals, business strategy, financing requirements, management additions and replacements, and disposition strategy. In addition to the monitoring and participation typically engaged by traditional venture capital companies, we intend, where necessary, to provide infrastructure advisory services to our portfolio companies by delivering access to appropriate research universities and non-profit organizations, collaborative technologies, and service organizations such as lawyers for corporate and intellectual property advice and accountants.

Exit Strategy.  We will seek to exit most of our investments in portfolio companies in four to six years after the initial investment, depending on the circumstances specific to a given company. We intend to capitalize on the most prudent exit alternative to maximize capital appreciation and value to our shareholders. Our equity interests will generally be illiquid until the occurrence of certain liquidity events by the portfolio company, such as out-licensing, initial public offering, or a merger or other sale of the portfolio company.

Our Business Strategy and Competitive Advantages

While financial infusion is critical to encourage maturing and commercializing the lifespan technologies of our targeted portfolio companies, we have adopted a strategy of catalyzing collaborative interaction among our portfolio companies, which we believe will accelerate the process of transitioning products into the lifespan market. The following schematic illustrates our business model:

Our strategy to achieve our investment objective incorporates the following key elements and competitive advantages:

•	Emphasis on Technology Transfer. We intend to leverage our extensive network of research institutions, non-profit organizations, and the life sciences technology community to identify the best qualifying opportunities, and then to relocate their central operations to appropriate sites.

•	Association with Consortium Innovation Centers. We intend to leverage our relationship with Consortium Innovation Centers (CIC) in Southern California, which consists of preeminent technology accelerators in the United States, to facilitate on-going grooming of our investment opportunities. This allows us to augment each opportunity with a virtual team of prominent management expertise by its pro bono sponsors in the areas of Big-4 accounting, legal services and governance, executive recruitment, risk management, and other professional services in order to optimize portfolio selections as the highest-value “investable” opportunities.

•	Active and Continuous Participation. We intend to set forth a requirement that all investees allow us to assume an active role in their companies, including oversight management activities. We intend to assume an active management role in all of our portfolio companies. For well structured companies with strong management, this may be as simple as having board representation. At the other extreme, where we invest in a promising age-reversal technology, we are prepared to build the management team and to provide strategic advice and operational management of the company through the managers we appoint.

•	Non-Controlling, Minority Investments. We intend to make primarily non-controlling, minority investments in most of our portfolio companies. This allows the entrepreneurs and investors to retain more of the company, and we believe this makes us a more attractive source of capital in comparison to private equity and venture capital funds that typically require controlling investments.

Managerial Assistance

As a business development company, we will offer, through our investment adviser, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of the portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services, though we may reimburse our investment adviser for its expenses related to providing such services on our behalf.

Competition

We compete with companies and funds that provide financing to biotechnology or life sciences companies and funds that compete for the same funding as we will attempt to secure. These companies and funds include a number of business development companies and other investment funds (including private equity funds and venture capital funds), reverse merger and special purpose acquisition company (“SPACs”) sponsors, and traditional financial services companies such as commercial banks, and other sources of financing. Many of these entities have greater financial and managerial resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company.

Portfolio Turnover

We do not have a formal portfolio turnover policy and do not intend to adopt one.

Employees

We do not have any employees. Each of our executive officers described under “Management” below is an employee of our investment adviser, Age Reversal Management. The day-to-day investment operations will be managed by our investment adviser. As of June 1, 2010, our investment adviser had          employees, including investment and portfolio management professionals, operations and accounting professionals, legal counsel and administrative staff. Additionally, we reimburse our investment adviser for our allocable portion of expenses incurred by it in performing its obligations under the Amended and Restated Investment Advisory Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See “Amended and Restated Investment Advisory Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters and our investment adviser’s headquarters are currently located at 1226 Colony Plaza, Newport Beach, California 92648. Our office facilities and equipment are provided to us by our investment adviser, and pursuant to our investment advisory agreement we agreed to reimburse Age Reversal Management for our allocable portion of overhead and other expenses incurred by it, which expenses we expect to be approximately $      per month. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor our investment adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser. From time to time, we or our investment adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

Our Board of Directors will oversee our management. The Board of Directors currently consists of six members, five of whom are not “interested persons” of our company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who will serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors will maintain an audit committee, a nominating and corporate governance committee and a valuation committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualifies.

Directors

Information regarding the Board of Directors is as follows:

			Director	Expiration
Name	Age	Positions Held	Since	of Term

Independent Directors:
Ray Kurzweil		Director	2010
James Culbertson		Director	2010	2013
William Faloon		Director	2010
Kenneth Weiss		Director	2010
Wayne Allyn Root		Director	2010
Interested Directors:
David Kekich		President, Chief Executive Officer, Treasurer and Chairman of the Board	2010	2013

(1)	Member of the Audit Committee

(2)	Member of the Valuation Committee

(3)	Member of the Nominating and Corporate Governance Committee

The address for each director is c/o Age Reversal, Inc., 1226 Colony Plaza, Newport Beach, California 92660.

Executive Officers who are not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Positions Held

Greta Blackburn	58	Secretary
[TBD]	[ ]	Chief Compliance Officer

The address for each executive officer who is not a director is c/o Age Reversal, Inc., 1226 Colony Plaza, Newport Beach, California 92660.

Biographical Information

The following is information concerning the business experience of our Board of Directors and executive officers.

Directors

Our directors have been divided into two groups — independent directors and interested directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Director

David A. Kekich, age 66, has served as the Managing Member of our investment adviser and as our Chairman of the Board since the formation of our company. Mr. Kekich is also our President, Chief Executive Officer, and Treasurer, positions he has held since founding the company in February 2010. From 1995 to the present, Mr. Kekich has served as the Chairman of Stem Cell Products, LLC, a biotech company specializing in stem call and peptide technologies. In 1977, Mr. Kekich founded Exceptional Producers, Inc, one of the country’s largest life insurance master general agencies. He also founded Red Tree International, LLC, a financial services company venture capital funding for private companies, in 1985, and served as its managing member until 2001. In addition to his corporate activities, in 1999 Mr. Kekich founded the Maximum Life Foundation, a non-profit corporation dedicated to curing aging related diseases, and he has served on the board of the American Aging Association since 2003. Mr. Kekich was spotlighted in the August 1999, April 2002 and the September 2009 editions of Life Extension magazine that profiled his background and commitment to the anti-aging field. He has also appeared in three life extension documentaries, was featured in numerous newspaper and magazine articles, and has presented to thousands on the subject. Mr. Kekich aauthored the venture capital handbook How The Rich Get Richer With Quiet Private Investments, as well as the life extension book Life Extension Express. Mr. Kekich holds a Bachelor of Science degree from Penn State University in Business Management.

Mr. Kekich helped launch and consulted for Derivium Capital, LLC (formerly known as First Security Capital). He consulted for the company until 2000 through Red Tree International, a company which he controlled. On August 31, 2007, a claim was filed in the United States District Court, District of South Carolina, by the trustee appointed in connection with Derivium’s bankruptcy pursuant to Chapter 7 of the United State Bankruptcy Code. Mr. Kekich and Red Tree International were named as co-defendants in the case, along with over 40 additional co-defendants. The complaint alleges that Derivium defrauded investors, and that several parties, including Mr. Kekich, received proceeds from the alleged fraud. The case is ongoing, and Mr. Kekich has yet to be deposed.

Independent Directors

Raymond Kurzweil, age 62, has served on our Board of Directors since June 2010. Mr. Kurzweil is the president and CEO of Kurzweil Technologies, Inc., a research and development company he founded in 1995 that is engaged in developing and marketing technologies in pattern recognition, artificial intelligence, evolutionary algorithms and signal processing. Mr. Kurzweil was the principal developer of many advanced technologies, including the first omni-font optical character recognition, the first print-to-speech reading machine for the blind, the first CCD flat-bed scanner, the first text-to-speech synthesizer, the first music synthesizer that could recreate acoustical instruments, and the first commercially marketed large vocabulary speech recognition software. Mr. Kurzweil successfully founded and developed nine artificial intelligence businesses. Mr. Kurzweil’s numerous awards include the 1999 National Medal of Technology, the nation’s highest honor in technology, received from President Clinton, and the $500,000 MIT-Lemelson Prize for Invention in 2001. His book, The Age of Intelligent Machines, was named Best Computer Science Book of 1990. His best-selling book, The Age of Spiritual Machines, When Computers Exceed Human Intelligence, achieved #1 status on Amazon.com in the categories of science and artificial intelligence. Mr. Kurzweil holds a B.S. in computer science and literature from the Massachusetts Institute of Technology, and has been awarded eleven honorary doctorates. Mr. Kurzweil also serves on the boards of directors of FatKat Inc., United Therapeutics and Inforte Corp.

W. James Culbertson, age 53, has served on our Board of Directors since March 8, 2010. From           to the present, Mr. Culbertson has been the           of          . From 1993 to 1999, Mr. Culbertson was the president and chairman of the board of InfoAccess, a company that was later sold to Stellant, a document management company, which was in turn acquired by Oracle. Mr. Culberson purchased InfoAccess in 1993, which at that time was known as Owl International, with another then-manager, and renamed the company InfoAccess and later managed the repositioning of the company’s product line to capitalize on the Internet market. InfoAccess counted Bell Atlantic, Ford Motor Company and Unisys among its larger customers and had partnerships with FileNet and PCDocs. Mr. Culbertson has advised and served on the board of several start-ups over the past ten years since the successful sale of his business. He has an AB degree from Princeton University and an MBA from UC Berkeley.

[William Faloon biography]

Wayne Allyn Root, age 48, has served on our Board of Directors since June 2010. Mr. Root was the 2008 Libertarian Party Vice Presidential nominee, and serves as an elected member of the Libertarian National Committee. Mr. Root was the creator, executive producer and star of “Wayne Allyn Root’s WinningEDGE” national television and radio shows. He is a regular guest on many television and radio networks in America including: FOX News Channel, FOX Business Network, CNBC, and radio shows like Glenn Beck, Michael Savage, Jerry Doyle and Mancow Muller. Mr. Root is currently the producer of “Ghost Adventures” on Travel Channel and the new documentary “Entebbe.”

Kenneth P. Weiss, age 68, has served on our Board of Directors since June 2010. As an entrepreneur and investor, since 2005 Dr. Weiss has been the chief executive officer and managing member of Universal Secure Registry LLC, a company engaged in development of identification authentication and personal information management technology for government as well as private payment applications. Prior to that, Dr. Weiss founded Security Dynamics (now RSA Security) in 1984 and served as its chief executive officer until 1986 and as its chairman of the board and chief technology officer until 1996. He successfully managed the growth of the company and took it public took on the NASDAQ in 1994. After the company achieved a $4 billion market capitalization, Dr. Weiss resigned from Security Dynamics in 1996 to pursue other opportunities. Dr. Weiss currently is the chairman and chief executive officer of Strategic Diversity Inc., a private holding company with interests in intellectual property licensing, private equity investment and other projects. He also serves as a director on the boards of several companies. Dr. Weiss holds a bachelor’s degree from the University of Bridgeport and a doctorate degree from the Neotarian Fellowship.

Executive Officers Who Are Not Directors

Greta Blackburn, age 58, is our Secretary, a position she has held since February 2010. After years of success in the entertainment industry appearing in films, on television, and in mini-series, Ms. Blackburn shifted her focus becoming the founding editor of Ms. Fitness Magazine in 1993, and the Founder of FITCAMPS, wellness retreats for adults, in 1994. From 2007 to December 2009, Ms. Blackburn has been working in the field of age management as Marketing Director for TA Sciences, Inc. in Manhattan. Her duties there include lifestyle coaching, marketing, planning and production of conferences, and advisory board meetings with researchers and scientists. She successfully created and implemented the first TA Think Tank conference which took place in Palm Springs, California in 2007, and which welcomed leaders in the fields of stem cell technology, telomerase research, and related fields. Ms. Blackburn has also appeared as host on the televised Ms. Fitness USA and Ms. Fitness World contests, which have been seen by millions of viewers for several years on Fox SportsNet. Ms. Blackburn is a graduate of the American Academy of Dramatic Arts.

Ms. Blackburn produces T.A. Sciences “Telomere Talks,” live event/webinars to internet only events which have been scene by thousands of people all over the globe. Ms. Blackburn also co-chaired the 2009

Manhattan Beach Project — Longevity Summit. In 2009, Ms. Blackburn co-founded the Telenauts Club (www.telenauts.com) for those who wish to connect with others and network about possibilities for extending lifespan.

[Chief Compliance Officer biography]

Family Relationships

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Age Reversal, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Age Reversal. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that are in the best interests of our company and our stockholders at such times.

Presently, Mr. Kekich serves as the Chairman of our Board of Directors. Mr. Kekich is an “interested person” of Age Reversal as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the Managing Member of our investment adviser. We believe that Mr. Kekich’s extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Age Reversal is best served through this existing leadership structure, as Mr. Kekich’s relationship with Age Reversal’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Age Reversal’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing

Age Reversal’s accounting and financial reporting processes, Age Reversal’s systems of internal controls regarding finance and accounting, and audits of Age Reversal’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of Age Reversal and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Age Reversal and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

We believe that our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Age Reversal’s needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a valuation committee have been established by our Board of Directors. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting the independent registered public accounting firm for Age Reversal, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Age Reversal’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Age Reversal’s annual financial statements and periodic filings and receiving Age Reversal’s audit reports and financial statements. The audit committee is currently composed of Messrs. [          ], [          ] and [          ], all of whom are considered independent under the rules of the [NASDAQ Capital Market] and are not “interested persons” of Age Reversal as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. [          ] serves as chairman of the audit committee. Our Board of Directors has determined that Mr. [          ] is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. [          ] meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. [          ], [          ] and [          ], all of whom are considered independent under the rules of the [NASDAQ Capital Market] and are not “interested persons” of Age Reversal as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. [          ] serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and valuation committee use the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The valuation committee is presently composed of Messrs. [          ], [          ] and [          ], all of whom are considered independent under the rules of the [NASDAQ Capital Market] and are not “interested persons” of Age Reversal Management as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. [          ] serves as chairman of the valuation committee.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

As compensation for serving on our Board of Directors, each independent director receives an annual fee of $20,000. Independent directors are also reimbursed for reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. Additionally, the Chairperson of the audit committee receives an annual fee of $     and each chairperson of any other committee receives an annual fee of $      and other members of the audit committee and any other standing committee receive an annual fee of $      and $     , respectively, for their additional services in these capacities. Interested directors do not receive separate fees for their services as directors.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, Mr. Kekich, through his financial interests in our investment adviser, will be entitled to a portion of any investment advisory fees paid by us to our investment adviser under the Amended and Restated Investment Advisory and Administrative Services Agreement. Mr. [          ], our Chief Compliance Officer, will be paid by our investment adviser, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to our company under the investment advisory agreement. To the extent that our investment adviser outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to our investment adviser. The investment advisory agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board of Directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See “Amended and Restated Investment Advisory and Administrative Services Agreement.”

Employment Agreements

None of our executive officers or directors has employment agreements with us. However, we have entered into the Amended and Restated Investment Advisory and Administrative Services Agreement with Age Reversal Management, our external investment adviser. Under the terms of the investment advisory agreement, Age Reversal Management will manage our day-to-day operations and provide us with investment advisory services. Age Reversal Management’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired. We will pay Age Reversal Management a fee for its investment advisory services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to Age Reversal Management and any incentive fees earned by Age Reversal Management will be paid by us and ultimately be borne by our common stockholders.

Indemnification

Under the Maryland General Corporation Law and pursuant to our charter and bylaws, we may indemnify our officers and directors for various expenses and damages resulting from their acting in these capacities. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Maryland General Corporation Law and the 1940 Act, unless otherwise limited by our charter and bylaws. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act. The indemnification agreements also require us to procure liability insurance coverage for our officers and directors. In addition, each indemnification agreement further provides that the applicable provisions of our charter and bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

OUR INVESTMENT ADVISER

Age Reversal Management will serve as our investment adviser. Age Reversal Management intends to register as an investment adviser under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, our Age Reversal Management will manage the day-to-day operations of, and provide investment advisory and management services to, our company.

Investment Personnel

The management of our investment portfolio will be the responsibility of our investment adviser’s executive officers and investment committee. Our investment adviser’s investment committee currently consists of David A. Kekich and Michael Jacobsen. Below is the biography for our investment adviser’s investment committee whose biography has not been included elsewhere in this prospectus.

Michael Jacobsen, age 31, has served on our Age Reversal Management’s investment committee since [          ]. Mr. Jacobsen is the Chairman of the Michael Jacobsen Group and Phoenix Corporation, corporations he has managed and operated for 10 years. These private companies control strategic stakes in various entities, and he operates a small to medium cap venture capital corporation. From 2005 to 2009, Mr. Jacobsen also served as the Executive Chairman of the broader Jacobsen family’s various arena and theater venues in Australia and New Zealand prior to his resignation to focus on his private business ventures and venture capital investments. From 2003 to 2006, Mr. Jacobsen was Co-Producer and Marketing Director of the Australasian productions of Dirty Dancing — The Classic Story on Stage. In 2004, he also co-produced the International productions of Dirty Dancing — The Classic Story on Stage, which is currently playing in the Berlin and London’s West End and continues to roll out globally. Mr. Jacobsen lectures at the University of Technology Sydney (UTS) in the Business Faculty’s Events Management Diploma Course operated by the Australian Centre for Event Management (ACEM) where he is also on the Board, a position he has held since 2008.

He holds a Bachelor of Business degree from the University of Technology Sydney, with majors in Banking & International Business. He also holds a Diploma from the Australian Securities Institute in the stock market and derivative products.

Compensation

The compensation of the members of our investment adviser’s senior management committee are paid by our investment adviser and includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance and a portion of the incentive fee, if any, paid to our investment adviser. Additionally, Mr. Kekich has equity interests in our investment adviser and may receive distributions of profits in respect of those interests.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each member of our investment adviser’s investment committee, whom we consider to be our portfolio managers.

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned(1)(2)(3)

David A. Kekich	$500,001-$1,000,000
Michael Jacobsen	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $[ ] per share.

AMENDED AND RESTATED INVESTMENT ADVISORY AND
ADMINISTRATIVE SERVICES AGREEMENT

Management Services

Age Reversal Management serves as our investment adviser and is registered as such under the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and also provides us with investment advisory services and administrative services necessary to operate our business. Under the terms of the Amended and Restated Investment Advisory and Administrative Services Agreement, which we refer to as the investment advisory agreement, Age Reversal Management will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determine which securities and other assets we will purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make; and

•	execute, monitor and service the investments we make.

Age Reversal Management’s services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fees

We will pay Age Reversal Management a fee for its investment advisory services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to Age Reversal Management and any incentive fees earned by Age Reversal Management will ultimately be borne by our stockholders.

The base management fee (the “Base Fee”) will be calculated at an annual rate of 2% of our gross assets, which include any borrowings for investment purposes. We do not presently expect to use borrowed funds for the purpose of making portfolio investments. The Base Fee will be payable monthly in arrears, and will be calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated. The Base Fee will be payable to Age Reversal Management even if we have not yet fully invested the proceeds of this offering in accordance with our investment objective, which may take up to twelve to thirty-six months after completion of this offering.

The incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date) and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

The following table sets forth various examples of the calculation of our annual incentive fee based on different levels of realized and unrealized gains and losses over a period of years. These calculations are based on the different assumptions set forth in the table:

Examples of Annual Incentive Fee for Capital Gains* (all dollar amounts in millions)

Example 1

		Incentive
Year	Investment Description	Fee	Explanatory Comments

1	Invested $5 in Company A stock and $10 in Company B stock	$0	No incentive fee as there are no realized gains.
2	Sold Company A stock for $15 ($10 realized gain). Fair value of Company B stock at $20 ($10 unrealized gain)	$2.0	Incentive fee equals 20% of $10 realized gains. Unrealized gains do not affect calculation.
3	Fair value of Company B stock at $8 ($2 unrealized loss)	$0	No incentive fee as there is only unrealized loss in the year.
4	Sold Company B stock for $12 ($2 realized gain)	$0.4	Incentive fee equals 20% of cumulative realized gains of $12, or $2.4, less previously paid incentive fee of $2.

Example 2

		Incentive
Year	Investment Description	Fee	Explanatory Comments

1	Invested $20 in Company A stock, $30 in Company B stock and $25 in Company C stock	$0	No incentive fee as there are no realized gains.
2	Sold Company A stock for $50 (realized gain $30). Fair value of Company B stock at $25 ($5 unrealized loss). Fair value of Company C stock at $25 (no unrealized gain or loss)	$5.0	Incentive fee equals 20% of $25 (which is the $30 realized gains less the $5 unrealized loss).
3	Sold Company C stock for $30 ($5 realized gain). Fair value of Company B stock at $27 ($3 unrealized loss)	$1.4	Incentive fee equals 20% of $32 (which is the $35 of realized gains less the $3 of unrealized losses), reduced by the $5 previously paid incentive fee.
4	Fair value of Company B stock at $35 ($5 unrealized gain)	$0	No incentive fee as there are no realized gains in year.
5	Sold Company B stock for $20 ($10 realized loss)	$0	No incentive fee as the 20% incentive fee on $25 (which is the $35 cumulative realized gains less the $10 realized losses) is less than the $6.4 previously paid incentive fee.

*	The hypothetical amount of income, gains and returns shown in the above tables assumes no leverage. There is no guarantee that the income, gains, or the income returns based on our net asset values, will be realized and actual income, gains and returns may vary from those shown in these examples.

Administrative Services

Pursuant to the investment advisory agreement, Age Reversal Management will furnish us with equipment and clerical, bookkeeping and record-keeping services. Under the agreement, Age Reversal Management also performs, or facilitates the performance of, certain administrative services, which will include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. Additionally, Age Reversal Management will assist us determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse Age Reversal Management for the allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the Amended and Restated Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

Payment of Our Expenses

Our primary operating expenses will include the payment of (i) investment advisory fees to our investment adviser, Age Reversal Management; (ii) the allocable portion of overhead and other expenses incurred by Age Reversal Management in performing its administrative obligations under the investment advisory agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	expenses deemed to be our “organization and offering expenses” for purposes of Conduct Rule 2810(a)(12) of the Financial Industry Regulatory Authority;

•	amounts paid to third parties for administrative services;

•	the investigation and monitoring of our investments;

•	the cost of calculating our net asset value;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	management and incentive fees payable pursuant to the investment advisory agreement;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments, including third-party valuation firms and transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts, including attendance at investment conferences and similar events;

•	the salary, bonus and benefits payable to our Chief Financial Officer, Chief Compliance Officer, and administrative support staff;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange, including any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	costs of preparing government filings, including periodic and current reports with the SEC;

•	fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, staff, independent accountants and outside legal costs; and

•	and all other expenses incurred by us in connection with administering our business.

All of these expenses are ultimately borne by our stockholders.

Reimbursement of Age Reversal Management

We will reimburse Age Reversal Management for the allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the investment advisory agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff. We will not reimburse Age Reversal Management for any services for which it receives a separate fee.

Duration and Termination

The Investment Advisory and Administrative Services Agreement was initially approved by our Board of Directors and our sole stockholder on March 5, 2010. An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by our Board of Directors and our stockholders n March 16, 2010. Unless earlier terminated as described below, the Amended and Restated Investment Advisory and Administrative Services Agreement will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board of Directors, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Amended and Restated Investment Advisory and Administrative Services Agreement.

The Amended and Restated Investment Advisory and Administrative Services Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to Age Reversal Management. If Age Reversal Management wishes to voluntarily terminate the investment advisory agreement, it must give us a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our investment advisory agreement may not be materially amended, nor may we engage in a merger or other reorganization of Age Reversal Management. Additionally, if we or Age Reversal Management elect to terminate the agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act.

Prohibited Activities

Our Amended and Restated Investment Advisory and Administrative Services Agreement, as currently in effect, prohibits the following activities between us and Age Reversal Management:

•	we may not purchase or lease assets in which Age Reversal Management has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	Age Reversal Management may not acquire assets from us unless approved by our stockholders in accordance with our charter;

•	we may not lease assets to Age Reversal Management unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	we may not make any loans to Age Reversal Management except for the advancement of funds as permitted by our charter;

•	we may not pay a commission or fee, either directly or indirectly to Age Reversal Management, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets; and

•	Age Reversal Management may not provide financing to us with a term in excess of 12 months.

Additionally, the Amended and Restated Investment Advisory and Administrative Services Agreement prohibits Age Reversal Management from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. Age Reversal Management is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, Age Reversal Management is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

Our charter and the Amended and Restated Investment Advisory and Administrative Services Agreement provide that Age Reversal Management and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the adviser, nor shall Age Reversal Management be held harmless for any loss or liability suffered by us, unless (i) Age Reversal Management has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) Age Reversal Management was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by Age Reversal Management or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold Age Reversal Management harmless is only recoverable out of our assets and not from our stockholders.

Organization of the Investment Adviser

Age Reversal Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. LifeEx Technologies, LLC, an entity of which our President and Chief Executive Officer, David A. Kekich, is an affiliate, is the sole member of Age Reversal Management. Messrs. Kekich and Michael Jacobsen are members of Age Reversal Management’s Investment Committee and manage our day-to-day operations under the Amended and Restated Investment Advisory and Administrative Services Agreement. Although not currently contemplated, Age Reversal Management may in the future provide similar investment advisory services to other entities in addition to us. If Age Reversal Management provides investment advisory services to other entities, Age Reversal Management intends to allocate investment opportunities in a fair and equitable manner pursuant to its allocation policies and procedures and in any event consistent with the fiduciary duties owed to us. The principal address of Age Reversal Management is 1226 Colony Plaza, Newport Beach, California 92660.

Board Approval of the Investment Advisory and Administrative Services Agreement

On March 5, 2010, our Board of Directors first approved the Investment Advisory and Administrative Services Agreement, and on March 16, 2010, it approved the Amended and Restated Investment Advisory and Administrative Services Agreement, both by unanimous written consent. In its consideration of the agreement, our Board of Directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by Age Reversal Management;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objective;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objective;

•	any existing and potential sources of indirect income to Age Reversal Management from its relationship with us and the profitability of those relationships, including through the Amended and Restated Investment Advisory and Administrative Services Agreement;

•	information about the services to be performed and the personnel performing such services under the Amended and Restated Investment Advisory and Administrative Services Agreement;

•	the organizational capability and financial condition of Age Reversal Management and its affiliates;

•	Age Reversal Management’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to Age Reversal Management;

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure; and

•	any real or potential conflicts of interest.

Based on the information reviewed and the discussions, our Board of Directors concluded that fees payable to the investment adviser pursuant to the Amended and Restated Investment Advisory and Administrative Services Agreement were reasonable in relation to the services to be provided. Our Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Additionally, our Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of our Board of Directors may have given different weights to different factors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

Our Board of Directors will oversee our management. The Board of Directors currently consists of six members, five of whom are not “interested persons” of Age Reversal as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who will serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements.

We have entered into the Amended and Restated Investment Advisory and Administrative Services Agreement with Age Reversal Management. LifeEx Technologies, LLC, an entity of which David Kekich, our President, Chief Executive Officer, Treasurer and Chairman of the Board of Directors, is an affiliate, is the sole member of Age Reversal Management. Additionally, pursuant to the terms of the Amended and Restated Investment Advisory and Administrative Services Agreement, Age Reversal Management provides us with certain administrative services necessary to conduct our day-to-day operations.

Currently, our investment adviser does not manage and is not affiliated with any other investment funds; however, it may do so in the future. In the event our investment adviser provides advisory services to other investment funds, its senior investment professionals, Messrs. Kekich and Jacobsen, and any additional administrative personnel that may be retained by Age Reversal Management, may then serve as principals of such other investment funds and may manage investment funds with investment objective similar to ours. If that were to happen, we may not be given the opportunity to participate in certain investments made by such other investment funds. However, in the event such conflicts do arise in the future, Age Reversal Management intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Age Reversal Management. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest which could impact our investment returns.”

On February 22, 2010, in connection with the formation of our company, we entered into a Common Stock Purchase Agreement with LifeEx Technologies, LLC, pursuant to which we issued 100,000 shares of our common stock for a total purchase price of $1,000. LifeEx Technologies is the sole member of our investment adviser, Age Reversal Management, and David Kekich, our President, Chief Executive Officer, Treasurer and Chairman of the Board of Directors, is its          .

In our recently completed private placement, we sold 250,000 shares of our common stock to Mawkin, LLC and 500,000 shares of our common stock to the John Paul DeJoria Family Trust, at a purchase price of $2.00 per share pursuant to a Common Stock Purchase Agreement dated March 5, 2010. James Culbertson, a member of our Board of Directors, is the sole member of Mawkin, LLC, and John Paul DeJoria, one of our business advisers, is the trustee of the family trust.

Allocation of Time

We rely, in part, on Age Reversal Management to manage our day-to-day activities and to implement our investment strategy. Age Reversal Management plans, in the future, to be involved with activities which are unrelated to us. As a result of these activities, Age Reversal Management, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which may become involved. Age Reversal Management and its employees will devote only as much of its time to our business as Age Reversal Management and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Age Reversal Management, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, Age Reversal Management believes that it has sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Age Reversal Management, or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Age Reversal Management or one or more of its affiliates. Subject to obtaining exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 1, 2010, information regarding the beneficial ownership of our common stock by:

•	each shareholder whom we know to be the beneficial owner of 5% or more of our outstanding common stock;

•	each of our executive officers and directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 1,100,000 shares of common stock outstanding as of June 1, 2010. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

	Shares Beneficially
	Owned Immediately After this Offering(1)
Name	Number	Percentage

Name of Beneficial Owner
5% or greater owners:
[TBD]
Executive officers and directors:
David A. Kekich(2)	100,000	[ ]
Greta Blackburn	0	—
James Culbertson(3)	250,000	[ ]
William Faloon(4)	250,000	[ ]
Raymond Kurzweil	0	—
Wayne Allyn Root	0	—
Kenneth P. Weiss	0	—
Executive officers and directors as a group (7 persons)(5)	600,00	[ ]

*	Represents less than one percent.

(1)	Assumes the issuance of shares of common stock offered hereby.

(2)	Includes 100,000 shares held by LifeEx Technologies, LLC, which may be deemed to be beneficially owned by Mr. Kekich by virtue of his ownership interests therein.

(3)	Includes 250,000 shares held by Mawkin, LLC, which may be deemed to be beneficially owned by Mr. Culbertson by virtue of his ownership interests therein.

(4)	Includes 250,000 shares held by Life Extension Foundation, which may be deemed to be beneficially owned by Mr. Faloon by virtue of his ownership interests therein.

(5)	The address for all officers and directors is c/o 1226 Colony Plaza, Newport Beach, California 92660.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering.

Dollar Range of Equity
Securities Beneficially
Name	Owned(1)(2)(3)

Interested Director:
David Kekich(4)	[ ]
Independent Directors:
James Culbertson(5)	[ ]
William Faloon(6)	None.
Raymond Kurzweil	None.
Wayne Allyn Root	None.
Kenneth P. Weiss	None.

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $[ ] per share.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(4)	Includes 100,000 shares held by LifeEx Technologies, LLC, which may be deemed to be beneficially owned by Mr. Kekich by virtue of his ownership interests therein.

(5)	Includes 250,000 shares held by Mawkin, LLC, which may be deemed to be beneficially owned by Mr. Culbertson by virtue of his ownership interests therein.

(6)	Includes 250,000 shares held by Life Extension Foundation, which may be deemed to be beneficially owned by Mr. Faloon by virtue of his ownership interests therein.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows:

(i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with any future offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering

This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

To the extent that there is a possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We are adopting an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate dividend payment dates so that the same price that is used for the monthly closing date immediately following such dividend payment date will be used to calculate the purchase price for purchasers under the dividend reinvestment plan until this offering concludes.

After conclusion of this offering and until our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the net asset value per share of our common stock as most recently determined by our Board of Directors on or prior to the valuation date for such distribution. If and when our shares become publicly traded, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Capital Market, if our shares are listed thereon, or the OTC Bulletin Board on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Capital Market or the OTC Bulletin Board, as applicable, or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices.

No action will be required on the part of a registered stockholder to have his, her or its cash distribution reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire distribution in cash by notifying [          ], the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary will be able to receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we will reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange or quotation system on which our shares are then listed or quoted or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee plus a $[     ] per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan will be amended or terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at [          ] or by phone at [          ].

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which is designated as common stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop unless and until our shares are accepted for listing or quotation on the Nasdaq Capital Market or the OTC Bulletin Board. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

The following table summarizes our authorized and outstanding securities as of June 1, 2010:

Title of Class	Amount Authorized	Amount Outstanding

Common Stock	200,000,000	1,100,000

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our Board of Directors, with approval from a majority of our independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The Board of Directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, and redemption privileges of each series of preferred stock. We have no present intention to issue shares of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with Omnibus Guidelines published by the North American Securities Administrators Association, our charter and the Investment Advisory and Administrative Services Agreement currently in effect provide that Age Reversal Management and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by Age Reversal Management, nor shall Age Reversal Management be held harmless for any loss or liability suffered by us, unless (i) the indemnified party has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) Age Reversal Management was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by Age Reversal Management or an affiliate thereof acting as our agent and (iv) the indemnification or agreement to hold Age Reversal Management harmless is only recoverable out of our assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. Our charter provides, in accordance with Omnibus Guidelines published by the North American Securities Administrators Association, that any individual who is a present or former director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity shall not be entitled to indemnification for any liability or loss suffered by such person, unless (i) we have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) such person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by such person (or gross negligence or willful misconduct, in the case that such person is an independent director of the Company) and (iv) the indemnification or agreement to hold harmless is only recoverable out of our assets and not from our stockholders.

Furthermore, under our charter and bylaws, any director, officer, or any other individual, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Additionally, to the above provisions of Maryland law, and in accordance with Omnibus Guidelines published by the North American Securities Administrators Association, our charter and the Investment Advisory and Administrative Services Agreement require that the following conditions also be satisfied prior to the advancement of reasonable expenses to a director or officer: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; (ii) the indemnified party provides us with written affirmation that the standard of conduct necessary for indemnification by us has been met (iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Company acting in his capacity as such, a court of competent jurisdiction approves such advancement; and (iv) the indemnified party agrees to repay the advanced funds in cases in which the indemnified party is not found to be entitled to indemnification

[Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of Age Reversal Management have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of Age Reversal Management to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.]

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2011, 2012, and 2013, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2011, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than nine. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under our charter , our stockholders may remove a director only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. We currently have a total of six members of the Board of Directors, five of whom are independent directors. Our charter provides that a majority of our Board of Directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our charter to (i) make our common stock a “redeemable security,” (ii) to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, or (iii) to effect the dissolution of the company must be approved by the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws. Our charter provides that with the vote of a majority of our stockholders, except as otherwise required by law, stockholders may, without the necessity for concurrence by Age Reversal Management, direct that we:

•	Amend the Investment Advisory and Administrative Services Agreement;

•	Remove Age Reversal Management and elect a new investment adviser;

•	Dissolve the Company; or

•	Approve or disapprove the sale of all or substantially all of the assets of the Company when such sale is to be made other than in the ordinary course of the Company’s business.

Without the approval of a majority of our stockholders, Age Reversal Management may not:

•	Amend the Investment Advisory and Administrative Services Agreement except for amendments that would not adversely affect the interests of our stockholders;

•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Sell all or substantially all of our assets other than in the ordinary course of business; and

•	Cause a merger or any other reorganization of Age Reversal, Inc.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Securities Exchange Act of 1934 and has at least three outside directors can elect by resolution of the Board of Directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a Board of Directors may classify itself without the vote of stockholders. A Board of Directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the Board of Directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders, entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•	provide that all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the Board of Directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A Board of Directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its Board of Directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the Board of Directors resulting from an increase in the size of the Board of Directors or the death, resignation or removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our Board of Directors is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the Board of Directors, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our Board of Directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Omnibus Guidelines

In accordance with the Omnibus Guidelines published by the North American Securities Administrators Association, our charter and bylaws, and our Investment Advisory and Administrative Services Agreement contain certain provisions that alter the rights and/or obligations otherwise imposed on our directors, officers, investment adviser and its affiliates under Maryland law and the 1940 Act. These provisions will remain in effect so long as our securities shall not qualify as “covered securities” as defined by Section 18 of the Securities Act of 1933. This prospectus summarizes the requirements of the Omnibus Guidelines, however it may not summarize all information that is important to an investor. Therefore, we refer you to our charter, bylaws, and Investment Advisory and Administrative Services Agreement for a more complete understanding of the provisions summarized herein.

Reports to Stockholders

In addition to filing reports with the SEC, until such time as our shares are listed on the Nasdaq Capital Market, within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.agereversal.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (“documents”) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding the offering. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be taxed as a Regulated Investment Company

We intend to elect to be treated as a RIC under Subchapter M of the Code as soon as we are able to qualify for such election. However, such an election and qualification requires that we comply with certain requirements contained in Subchapter M of the Code that may affect our ability to pursue additional business opportunities or strategies that, if we were to determine we should pursue, could diminish the desirability of or impede our ability to qualify as a RIC. For example, a RIC must meet certain requirements, including source of income and asset diversification requirements. The source of income requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.”

As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or realized capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, in order to obtain the federal income tax benefits allowable to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Conversion to RIC Status

As of the date of this prospectus, we believe we will be able to qualify, and intend to elect to be treated, as a RIC beginning with our 2010 taxable year. Prior to [          ], we will be taxable as a regular corporation under Subchapter C of the Code (a “C corporation”). We anticipate that, on the effective date of our RIC election, we may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. Generally, a corporation that converts to taxation as a RIC must pay corporate level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time. We may or may not make this election. Any such corporate level tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period and the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as capital gains.

One requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable as a C corporation. We intend to accomplish this by paying to our stockholders in the [          ] quarter of the tax year for which we make a RIC election a cash dividend representing all of our accumulated earnings and profits (if any) for the period from our inception through the end of the prior tax year. The actual amount of that dividend (if any) will be based on a number of factors, including our results of operations through the end of the prior. The dividend, if any, of our accumulated earnings and profits will be taxable to stockholders as ordinary income. Any such dividend will be in addition to the dividends we intend to pay (or be deemed to have distributed) during our first taxable year as a RIC.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain ( i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to stockholders with respect to that year. We will be subject to United States federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

Although we currently intend to distribute realized net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year, and (iii) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded limited partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of (i) cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer, or (ii) interests in one or more “qualified publicly traded partnerships”; and

•	no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by: (i) the illiquid nature of our portfolio, or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Any transactions in options, futures contracts, hedging transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed investment company taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Following the effective date of our election to be treated as a RIC, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated and, as explained above, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. Except as otherwise provided, the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under our dividend reinvestment plan, which is discussed more fully below, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute realized net capital gains (net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate taxpayers on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

The following simplified examples illustrate the tax treatment under Subchapter M of the Code for us and our individual shareholders with regard to three possible distribution alternatives, assuming a net capital gain of $1.00 per share, consisting entirely of sales of non-real property assets held for more than 12 months.

Under Alternative A: 100 percent of net capital gain declared as a cash dividend and distributed to shareholders:

1. No federal income taxation at the Company level.

2. Taxable shareholders receive a $1.00 per share dividend and, in the case of non-corporate shareholders pay federal income tax at a rate not in excess of 15 percent* or $.15 per share, retaining $.85 per share.

3. Non-taxable shareholders that file a federal tax return receive a $1.00 per share dividend and pay no federal income tax, retaining $1.00 per share.

Under Alternative B: 100 percent of net capital gain retained by the Company and designated as “undistributed capital gain” or deemed dividend:

1. The Company pays a corporate-level federal income tax of 35 percent on the undistributed gain or $.35 per share and retains 65 percent of the gain or $.65 per share.

2. Taxable shareholders increase their cost basis in their stock by $.65 per share. They pay, in the case of non-corporate shareholders, federal income tax at a rate not in excess of 15 percent* on 100 percent of the undistributed gain of $1.00 per share or $.15 per share in tax. Offsetting this tax, shareholders receive a tax credit equal to 35 percent of the undistributed gain or $.35 per share.

3. Non-taxable shareholders that file a federal income tax return receive a tax refund equal to $0.35 per share.

Under Alternative C: 100 percent of net capital gain retained by the Company, with no designated undistributed capital gain or deemed dividend:

1. The Company pays a corporate-level federal income tax of 35 percent on the retained gain or $.35 per share.

2. There is no tax consequence at the shareholder level.

* Assumes all capital gains qualify for long-term rates of 15 percent.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year, and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

An investor in shares of our common stock should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of investment, the investor will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his, her or its common stock.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

Additionally, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Generally, non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2010 on their net capital gain ( i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by non-corporate U.S. shareholders. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Non-corporate shareholders may be eligible to treat a portion of our ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. We must designate the portion of any distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of our distributions that may be designated by us as qualified dividend income for that taxable year is the total amount of qualified dividend income received by us during such year. In order to constitute qualified dividend income to us, a dividend must be received from a U.S. domestic corporation or a qualified foreign corporation. In addition, the dividend income must be paid in respect of stock that has been held by us, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares in the applicable fund. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of our ordinary income dividends for taxable years beginning on or after such date will be subject to tax at ordinary income rates.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to stockholders that are non-U.S. stockholders will currently be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates generally applicable to U.S. stockholders. In that case, we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors.

Dividends paid to non-U.S. stockholders that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and other specified sources), and that are properly designated by us as “short-term capital gain dividends” or “interest-related dividends,” will generally not be subject to U.S. federal withholding tax if certain requirements are met, including in the case of interest-related dividends, that such non-U.S. stockholder provides us with a proper withholding certificate. This provision applies to distributions with respect to taxable years beginning before January 1, 2010. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning after January 1, 2010, or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax or withholding unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) may be subject to U.S. federal withholding tax as discussed above and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the rates generally applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise not subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Failure to Qualify as a Regulated Investment Company.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2011 would be taxable to our stockholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Circular 230 Disclosure

To comply with recent Treasury Department regulations, we advise you that: (i) this discussion of certain U.S. federal income tax consequences was not intended or written by us to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer, (ii) this discussion is provided to support the promotion or marketing of the transaction matters discussed herein, and (iii) readers of this discussion should seek advice regarding the matters discussed herein based on his, her, or its own particular circumstances from an independent tax adviser.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

We intend to be regulated as a business development company under the 1940 Act. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company without the approval of a “majority of our outstanding voting securities,” within the meaning of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to here as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets (the “70% test”). The principal categories of qualifying assets relevant to our business are any of the following:

(i) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An Eligible Portfolio Company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(1) does not have any class of securities listed on a national securities exchange; or

(2) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(3) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

(4) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million during the 60 days prior to acquisition by the business development company.

(ii) Securities of any Eligible Portfolio Company which we control.

(iii) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(iv) Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the Eligible Portfolio Company.

(v) Securities received in exchange for or distributed on or with respect to securities described in (i) through (iv) above, or pursuant to the exercise of warrants or rights relating to such securities.

(vi) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Additionally, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (i), (ii) or (iii) above.

Managerial Assistance to Portfolio Companies

Generally, to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if requested to, provides significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Except for temporary or emergency borrowings in amounts not exceeding 5% of the value of our total assets, it is unlikely that we will borrow funds in the foreseeable future to finance the purchase of our investment in portfolio companies. However, in the event we do borrow funds to make investments, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser will be borne by our common stockholders.

Proxy Voting Policies and Procedures

We will vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions will be made by our investment adviser’s senior investment professionals. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he is aware of and any contact that he has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information about how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Age Reversal, Inc., 1226 Colony Plaza, Newport Beach, California 92660.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less.

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. [          ] will serve as our Chief Compliance Officer.

The Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, once such Rule becomes effective, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm;

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	pursuant to Section 404 of the Sarbanes-Oxley Act, our Form 10-K for the fiscal year ending December 31, 2009 will contain a report from our management on internal controls over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management’s assessment of our effectiveness of our internal control over financial reporting, and an attestation report on the effectiveness of our internal control over financial reporting issued by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Privacy principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We expect to be periodically be examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

PLAN OF DISTRIBUTION

[TBD]

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of common shares under this registration statement.

[TBD]

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,     shares of our common stock will be outstanding. Of these shares, [     ] shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining outstanding shares of common stock that are not sold in this offering, or           shares, will be deemed “restricted securities” as that term is defined under Rule 144. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act, such as under Rule 144 under the Securities Act, which are summarized below.

Generally, under Rule 144 under the Securities Act, as currently in effect , a person who is not one of our affiliates at any time during the three months preceding a sale, and who has beneficially owned shares of our common stock for at least six months would be entitled to sell an unlimited number of shares of our common stock provided current public information about us is available and, after one year, an unlimited number of shares of our common stock without restriction. Our affiliates who have beneficially owned shares of our common stock for at least six months are entitled to sell within any three-month period a number of shares that does not exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us.

No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risks — Risks Related to this Offering.”

LIQUIDITY STRATEGY

We presently intend to seek the listing of our shares of common stock on the Nasdaq Capital Market within six months after the conclusion of this offering. However, we cannot provide you with any assurance that we will be successful in obtaining a listing of our shares on the Nasdaq Capital Market in the manner or within the timeframe we propose, if at all. Specifically, we may fail to meet the applicable standards for listing on the Nasdaq Capital Market, as a result of insufficient assets, revenue, net income or record holders, among other things. If we do not qualify for, or are unable to obtain, a listing on the Nasdaq Capital Market within our proposed timeframe, we will instead seek to have our shares quoted on the Over-the-Counter Bulletin Board, or “OTC Bulletin Board,” until such time as we are able to obtain a Nasdaq Capital Market listing for our shares. Although we anticipate meeting the requirements to have our shares quoted on the OTC Bulletin Board within six months of completion of this offering, we cannot assure you that we will be successful in obtaining such a listing within that timeframe, if at all. Securities traded on the OTC Bulletin Board also generally have a less liquid market than those traded on the Nasdaq Capital Market or other national securities exchanges. Additionally, our Board of Directors retains the discretion to postpone a listing on either the Nasdaq Capital Market or the OTC Bulletin Board if it determines that such a listing is not in the best interests of Age Reversal and our stockholders, though we would expect such a postponement to occur only in the event of extraordinary market or economic turmoil. As a result, if you purchase shares you may have limited liquidity for a substantial period of time, and we cannot provide you with any assurance regarding when or if our shares will be accepted for listing or quotation on the Nasdaq Capital Market or the OTC Bulletin Board. Additionally, we can provide you with no assurance that, even if our shares are listed on the Nasdaq Capital Market or the OTC Bulletin Board, an active trading market for our shares will develop.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by [          ]. The address of the custodian is [          ]. [          ] will act as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agent, dividend paying and reinvestment plan agent and registrar is [          ], and their phone number is [          ].

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Greenberg Traurig, LLP, Irvine, CA.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and schedules included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Rose, Snyder & Jacobs, independent registered public accountants, upon the authority of such firm as experts in giving said reports. The principal business address of Rose, Snyder & Jacobs is 15821 Ventura Boulevard, Suite 490, Encino, California 91436.

AVAILABLE INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Additionally, the SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Age Reversal, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Age Reversal Management.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Age Reversal Management. It is our policy that only authorized employees of Age Reversal Management who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Age Reversal, Inc.

Index to Financial Statements

F-1

PART C — OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1.	Financial Statements

The following financial statements of Age Reversal, Inc. (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm
Notes to Financial Statements

2.	Exhibits

Exhibit		Description

(a	.)	Articles of Incorporation
(b	.)	Bylaws
(d	.)	Form of Common Stock Certificate*
(g	.)	Amended and Restated Investment Advisory and Administrative Services Agreement between Registrant and Age Reversal Management, LLC dated March 16, 2010
(k	.)(1)	Common Stock Purchase Agreement between Registrant and LifeEx Technologies, LLC dated February 22, 2010
(k	.)(2)	Common Stock Purchase Agreement between Registrant and the Investors thereto dated March 5, 2010
(k	.)(3)	Amendment No. 1 dated March 30, 2010 to Common Stock Purchase Agreement
(k	.)(4)	Joinder to Amendment No. 1 to Common Stock Purchase Agreement between Registrant and John Paul DeJoria Family Trust dated April 6, 2010
(k	.)(5)	Joinder to Amendment No. 1 to Common Stock Purchase Agreement between Registrant and Life Extension Foundation dated April 6, 2010
(k	.)(6)	Form of Indemnification Agreement by and between the Registrant and each of its Directors*
(l	.)	Opinion of Greenberg Traurig, LLP*
(n	.)(1)	Consent of Greenberg Traurig, LLP (Incorporated by reference to exhibit l hereto)*
(n	.)(2)	Consent of Independent Registered Public Accounting Firm*
(r	.)	Code of Ethics*

*	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Not applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$	*
FINRA filing fee	$	*
[NASDAQ Capital Market]		*
Printing and postage		*
Legal fees and expenses		*
Accounting fees and expenses		*
Miscellaneous		*

Total	$	*

Note: All listed amounts are estimates.

*	To be provided by amendment.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to the pricing of this offering, LifeEx Technologies, LLC owns 9.1% of the Registrant’s issued and outstanding shares. LifeEx Technologies is the sole member of Age Reversal Management, the Registrant’s investment adviser, and is controlled by David Kekich, the Registrant’s President, Chief Executive Officer, Treasurer, and Chairman of the Board. Mawkin, LLC, a company in which one of the Registrant’s directors, James Culbertson, is the sole member, owns 22.7% of the Registrant’s issued and outstanding shares. Life Extension Foundation, an organization in which one of the Registration’s directors is a founder and principal, owns 22.7% of the Registrant’s issued and outstanding shares.

See “Management,” “Certain Relationships and Related Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at June 1, 2010:

Number of
Record
Title of Class	Holders

Common Stock, par value $0.001 per share	4

ITEM 30.	INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Adviser

The Amended and Restated Investment Advisory and Administrative Services Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Age Reversal Management, LLC (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Amended and Restated Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

[The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.]

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory and Administrative Services Agreement” and “Our Investment Adviser” Additional information regarding the investment adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [     ]), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Age Reversal, Inc., 1226 Colony Plaza, Newport Beach, California 92660;

(2) the Transfer Agent          ,          ,          ,          ,          ;

(3) the Custodian          ,          ,          ,          ,          ; and

(4) the investment adviser, Age Reversal Management, LLC.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, in the State of California, on the 22nd day of June, 2010.

AGE REVERSAL, INC.

By:	/s/ David A. Kekich
Name:     David A. Kekich

Its:	President, Chief Executive Officer, Treasurer, and Chairman of the Board

POWER OF ATTORNEY

The undersigned directors and officers of Age Reversal, Inc. hereby constitute and appoint David A. Kekich with full power to act and with full power of substitution and resubstitution, our true and lawful attorney-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 22nd day of June, 2010.

Signature	Title

/s/ David Kekich David Kekich	President, Chief Executive Officer, Treasurer, and Chairman of the Board (Principal Executive Officer and Principal Financial Officer)

/s/ James Culbertson James Culbertson	Director

/s/ William Faloon William Faloon	Director

/s/ Ray Kurzweil Ray Kurzweil	Director

/s/ Wayne Allyn Root Wayne Allyn Root	Director

/s/ Kenneth Weiss Kenneth Weiss	Director